                                                                     Exhibit 4.2
                                                                     -----------



                 FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST
                                    Issuer
                                      and

                             THE BANK OF NEW YORK
                               Indenture Trustee

                      Series 2001-A INDENTURE SUPPLEMENT
                           Dated as of March 1, 2001

                               Table of Contents

ARTICLE I             Creation of the Series 2001-A Notes...................................... 1
                      Section  1.1   Designation............................................... 1

ARTICLE II            Definitions.............................................................. 1
                      Section  2.1   Definitions............................................... 1

ARTICLE III           Servicing Fee........................................................... 16
                      Section  3.1   Servicing Compensation................................... 16

ARTICLE IV            Rights of Series 2001-A Noteholders and Allocation and
                      Application of Collections.............................................. 17
                      Section  4.1   Collections and Allocations.............................. 17
                      Section  4.2   Determination of Monthly Interest........................ 19
                      Section  4.3   Determination of Monthly Principal....................... 21
                      Section  4.4   Application of Available Finance Charge
                                     Collections and Available Principal
                                     Collections.............................................. 22
                      Section  4.5   Investor Charge-Offs..................................... 26
                      Section  4.6   Reallocated Principal Collections........................ 26
                      Section  4.7   Excess Finance Charge Collections........................ 27
                      Section  4.8   Shared Principal Collections............................. 27
                      Section  4.9   Principal Accumulation Account........................... 27
                      Section  4.10  Reserve Account.......................................... 29
                      Section  4.11  Swaps.................................................... 31
                      Section  4.12  Determination of LIBOR................................... 32
                      Section  4.13  Investment Instructions.  ............................... 32
                      Section  4.14  Controlled Accumulation Period........................... 33
                      Section  4.15  Suspension of Controlled Accumulation
                                     Period................................................... 33
                      Section  4.16  Interchange.............................................. 35
                      Section  4.17  Spread Account........................................... 35

ARTICLE V             Delivery of Series 2001-A Notes; Distributions; Reports to
                      Series 2001-A Noteholders............................................... 38
                      Section  5.1      Delivery and Payment for the
                                        Series 2001-A Notes................................... 38
                      Section  5.2      Distributions......................................... 38
                      Section  5.3      Reports and Statements to Series 2001-A
                                        Noteholders........................................... 39

ARTICLE VI            Series 2001-A Pay Out Events............................................ 40
                      Section  6.1  Series 2001-A Pay Out Events.............................. 40

ARTICLE VII           Redemption of Series 2001-A Notes; Final Distributions;
                      Series Termination...................................................... 41
                      Section  7.1  Optional Redemption of Series 2001-A
                                    Notes; Final Distributions................................ 42
                      Section  7.2  Series Termination........................................ 43

ARTICLE VIII          Miscellaneous Provisions................................................ 44
                      Section  8.1  Ratification of Indenture; Amendments..................... 44
                      Section  8.2  Form of Delivery of the Series 2001-A
                                    Notes..................................................... 44
                      Section  8.3  Additional Requirements for Registration
                                    of and Limitations on Transfer and Exchange
                                    of Class C Notes.......................................... 44
                      Section  8.4  Counterparts.............................................. 44
                      Section  8.5  GOVERNING LAW............................................. 44
                      Section  8.6  Limitation of Liability................................... 44
                      Section  8.7  Rights of the Indenture Trustee........................... 45

                                   EXHIBITS

EXHIBIT A-1             FORM OF CLASS A NOTE
EXHIBIT A-2             FORM OF CLASS B NOTE
EXHIBIT A-3             FORM OF CLASS C NOTE
EXHIBIT B               FORM OF MONTHLY PAYMENT
                        INSTRUCTIONS AND NOTIFICATION TO
                        THE INDENTURE TRUSTEE
EXHIBIT C               FORM OF MONTHLY NOTEHOLDERS'
                        STATEMENT

EXHIBIT D-1                                        FORM OF CLASS A
                        SWAP

EXHIBIT D-2                                        FORM OF CLASS B

                        SWAP

SERIES 2001-A
INDENTURE SUPPLEMENT, dated as of March 1, 2001 (the "Indenture Supplement"),
                                                      --------------------
between FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST, a trust organized and existing under the laws of the State of Illinois (herein, the "Issuer" or the
                                                               ------
"Trust"), and THE BANK OF NEW YORK, a banking corporation organized and existing
 -----
under the laws of the State of New York, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the "Indenture
                                                                       ---------
Trustee") under the Master Indenture, dated as of March 1, 2001 (the
-------
"Indenture") between the Issuer and the Indenture Trustee (the Indenture,
----------
together with this Indenture Supplement, the "Agreement"). Pursuant to
                                              ---------
Section 2.12 of the Indenture, the Seller may direct the Issuer to issue one or
------------
more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

                                   ARTICLE I
                      Creation of the Series 2001-A Notes
         Section  1.1    Designation.
                         -----------
         (1) There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "First Consumers Credit Card Master Note Trust, Series 2001-A" or the "Series
 ------------------------------------------------------------          ------
2001-A Notes." The Series 2001-A Notes shall be issued in three Classes, known
------------
as the "Class A Series 2001-A Floating Rate Asset Backed Notes," the "Class B
        ------------------------------------------------------        -------
Series 2001-A Floating Rate Asset Backed Notes," and the "Class C Series 2001-A
----------------------------------------------            ---------------------
Floating Rate Asset Backed Notes."
--------------------------------
         (2) Series 2001-A shall be included in Group One and shall be a Principal Sharing Series. Series 2001-A shall be an Excess Allocation Series with respect to Group One only. Series 2001-A shall not be subordinated to any other Series.

                                  ARTICLE II
                                  Definitions
                                  -----------
         Section  2.1    Definitions.
                         -----------
         (a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.
         "Accumulation Period Factor" means, for any Monthly Period, a fraction,
          --------------------------
the numerator of which is equal to the sum of the Initial Collateral Amounts of all outstanding Series designated as Principal Sharing Series, and the denominator of which is equal to the sum of (a) the Initial Collateral Amount and (b) the Initial Collateral Amounts of all outstanding Series designated as Principal Sharing Series (other than Series 2001-A) which are not expected to be in their revolving periods;

provided, however, that this definition may be changed at any time if the Rating
--------  -------
Agency Condition is satisfied.
         "Accumulation Period Length" is defined in subsection 4.14.
          --------------------------                ---------------
         "Accumulation Shortfall" means (a) for the first Distribution Date
          ----------------------
during the Controlled Accumulation Period, zero; and (b) thereafter, for any Distribution Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Distribution Date over the amount deposited into the Principal Accumulation Account pursuant to subsection
                                                                     ----------
4.4(c)(i) for the previous Distribution Date.
---------
         "Additional Interest" means, for any Distribution Date, Class A
          -------------------
Additional Interest, Class B Additional Interest and Class C Additional Interest for such Distribution Date.
         "Allocation Percentage" means, on any date of determination, the
          ---------------------
percentage equivalent of a fraction:
             (a) the numerator of which shall be the Collateral Amount, determined:
                       (i) for Principal Collections during the Revolving Period and for Finance Charge Collections and Default Amounts at any time, at the end of the last day of the prior Monthly Period (or, in the case of the Monthly Period in which the Closing Date occurs, on the Closing Date); or
                       (ii) for Principal Collections during the Rapid
             Amortization Period, the Class C Amortization Period and the Controlled Accumulation Period, on the last day of the Revolving Period, provided, however, that if Series 2001-A is paired with a
                     --------  -------
             Paired Series and a Rapid Amortization Period commences for such Paired Series, the Seller may, by written notice to the Indenture Trustee, the Servicer and the Rating Agencies, but only after satisfying the Rating Agency Condition, designate a different numerator for such fraction, which numerator shall not be less than the Collateral Amount as of the last day of the Revolving Period for the Paired Series; and
             (b) the denominator of which shall be the greater of (x) the Aggregate Principal Balance at the end of the Business Day preceding such date of determination and (y) the sum of the numerators used to calculate the Allocation Percentages for allocations with respect to Finance Charge Collections, Principal Collections or Default Amounts, as applicable, for all outstanding Series on such date of determination.
         "Available Finance Charge Collections" means, for any Monthly Period,
          ------------------------------------
an amount equal to the sum of (a) the Investor Finance Charge Collections for such Monthly Period, plus (b) any Net Swap Receipts for the related Distribution Date, plus (c) the Excess Finance Charge Collections allocated to Series 2001-A for such Monthly Period, plus (d) Principal Accumulation Investment Proceeds, if any, with respect to the related Distribution Date and (e) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Collection Account on the related Distribution Date to be treated as Available Finance Charge Collections pursuant to subsection 4.10(d).
            ------------------
         "Available Principal Collections" means, for any Monthly Period, an
          -------------------------------
amount equal to the sum of (a) the Investor Principal Collections for such Monthly Period minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.6 are required to be
                                                 -----------
applied on the related Distribution Date, plus (c) any Shared Principal Collections with respect to other Principal Sharing Series (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2001-A pursuant to the Agreement for application as Shared Principal Collections), plus (d) the aggregate amount to be treated as Available Principal Collections pursuant to subsections 4.4(a)(v) and (vi) for the related
                        --------------------      ----
Distribution Date.
         "Available Reserve Account Amount" means, for any Distribution Date,
          --------------------------------
the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.10(b) on such date, but before giving effect to
                    ------------------
any deposit made or to be made pursuant to subsection 4.4(a)(vii) to the Reserve
                                           ---------------------
Account on such date) and (b) the Required Reserve Account Amount.
         "Available Spread Account Amount" means, for any DistriBution Date, an
          -------------------------------
amount equal to the lesser of (a) the amount on deposit in the Spread Account (exclusive of Investment Earnings, unless and until the occurrence of an Event of Default with respect to Series 2001-A and acceleration of the maturity of the Series 2001-A Notes pursuant to Section 5.3 of the Indenture) on such date
                                -----------
(before giving effect to any deposit to, or withdrawal from, the Spread Account made or to be made with respect to such date) and (b) the Spread Account Cap for such Distribution Date.
         "Average Excess Spread Percentage" means, with respect to any
          --------------------------------
Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages with respect to the immediately preceding three Monthly Periods and the denominator of which is three.
         "Base Rate" means, for any Monthly Period, the annualized percentage
          ---------
equivalent of a fraction, the numerator of which is equal to the sum of (a) the Monthly Interest, (b) the Net Swap Payments and (c) the Monthly Servicing Fee, each with respect to the related Distribution Date, and the denominator of which is the Collateral Amount as of the first day of such Monthly Period.
         "Class A Additional Interest" is defined in subsection 4.2(a).
          ---------------------------                -----------------
         "Class A Counterparty" means Deutsche Bank AG New York Branch, a branch
          --------------------
of Deutsche Bank Aktiengesellschaft, a banking company incorporated under the laws of Germany, or the counterparty under any interest rate swap with respect to the Class A Notes obtained pursuant to Section 4.11.
                                          ------------
         "Class A Expected Principal Distribution Date" means the February 2006
          --------------------------------------------
Distribution Date.
         "Class A Interest Shortfall" is defined in subsection 4.2(a).
          --------------------------                -----------------
         "Class A Monthly Interest" is defined in subsection 4.2(a).
          ------------------------                -----------------

         "Class A Monthly Principal" is defined in subsection 4.3(a).
          -------------------------                ----------------
         "Class A Net Swap Payment" means any net amount payable by the Issuer
          ------------------------
under the Class A Swap as a result of LIBOR being less than the Class A Swap Rate. For the avoidance of doubt, Class A Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs.
         "Class A Net Swap Receipt" means any net amount payable by the Class A
          ------------------------
Counterparty as a result of LIBOR being greater than the Class A Swap Rate. For the avoidance of doubt, Class A Net Swap Receipts do not include early termination payments.
         "Class A Note Initial Principal Balance" means $462,000,000.
          --------------------------------------
         "Class A Note Interest Rate" means a per annum rate of 0.31% in excess
          --------------------------
of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.
         "Class A Note Principal Balance" means, on any date of determination,
          ------------------------------
an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.
         "Class A Noteholder" means the Person in whose name a Class A Note is
          ------------------
registered in the Note Register.
         "Class A Notes" means any one of the Notes executed by the Issuer and
          -------------
authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.
        -----------
         "Class A Required Amount" means, for any Distribution Date, an amount
          -----------------------
equal to the excess of the amounts described in subsection 4.4(a)(i) over the
                                                --------------------
Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a).
----------------
         "Class A Swap" means an interest rate swap agreement with respect to
          ------------
the Class A Notes between the Owner Trustee, on behalf of the Trust, and the Class A Counterparty substantially in the form of Exhibit D-1 to this Indenture
                                                  -----------
Supplement, or such other form as shall have satisfied the Rating Agency Condition.
         "Class A Swap Rate" means 5.665% per annum.
          -----------------
         "Class B Additional Interest" is defined in subsection 4.2(b).
          ---------------------------                -----------------
         "Class B Counterparty" means Deutsche Bank AG New York Branch, a
          --------------------
branch of Deutsche Bank Aktiengesellschaft, a banking company incorporated under the laws of Germany, or the counterparty under any interest rate swap with respect to the Class B Notes obtained pursuant to Section 4.11.
                                                  ------------
         "Class B Expected Principal Distribution Date" means the March 2006
          --------------------------------------------
Distribution Date.
         "Class B Interest Shortfall" is defined in subsection 4.2(b).
          --------------------------                -----------------
         "Class B Monthly Interest" is defined in subsection 4.2(b).
          ------------------------                ----------------
         "Class B Monthly Principal" is defined in subsection 4.3(b).
          -------------------------                -----------------
         "Class B Net Swap Payment" means any net amount payable by the Issuer
          ------------------------
under the Class B Swap as a result of LIBOR being less than the Class B Swap
Rate.

For the avoidance of doubt, Class B Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs.
         "Class B Net Swap Receipt" means any net amount payable by the Class B
          ------------------------
Counterparty as a result of LIBOR being greater than the Class B Swap Rate. For the avoidance of doubt, Class B Net Swap Receipts do not include early termination payments.
         "Class B Note Initial Principal Balance" means $63,000,000.
          --------------------------------------
         "Class B Note Interest Rate" means a per annum rate of 1.10% in excess
          --------------------------
of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.
         "Class B Note Principal Balance" means, on any date of determination,
          ------------------------------
an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.
         "Class B Noteholder" means the Person in whose name a Class B Note is
          -----------------
registered in the Note Register.
         "Class B Notes" means any one of the Notes executed by the Issuer and
          -------------
authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.
        -----------
         "Class B Required Amount" means, for any Distribution Date, an amount
          -----------------------
equal to the excess of the amount described in subsection 4.4(a)(ii) over the
                                               ---------------------
Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a).
-----------------
         "Class B Swap" means an interest rate swap agreement between the Owner
          ------------
Trustee, on behalf of the Trust, and the Class B Counterparty substantially in the form of Exhibit D-2 to this Indenture Supplement, or such other form as
            -----------
shall have satisfied the Rating Agency Condition.
         "Class B Swap Rate" means 5.670% per annum.
          -----------------
         "Class C Additional Interest" is defined in subsection 4.2(c).
          ---------------------------                -----------------
         "Class C Amortization Period" means, unless the Rapid Amortization
          ---------------------------
Period shall have commenced prior thereto, the period commencing on the Class C Principal Commencement Date and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the Series Termination Date.
         "Class C Interest Shortfall" is defined in subsection 4.2(c).
          --------------------------                -----------------
         "Class C Maximum Note Interest Rate" means a per annum rate of 2.50% in
          ----------------------------------
excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.
         "Class C Monthly Interest"is defined in subsection 4.2(c).
          ------------------------               -----------------
         "Class C Monthly Principal" is defined in subsection 4.3(c).
          -------------------------                -----------------
         "Class C Note Initial Principal Balance" means $36,000,000.
          --------------------------------------
         "Class C Note Principal Balance" means, on any date of determination,
          ------------------------------
an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.
         "Class C Note Purchase Agreement" means the Note Purchase Agreement,
          -------------------------------
dated as of March 6, 2001, between FCNB, Spiegel and the initial purchaser of the Class C Notes.
         "Class C Noteholder" means the Person in whose name a Class C Note is
          ------------------
registered in the Note Register.
         "Class C Notes" means any one of the Notes executed by the Issuer and
          -------------
authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.
        -----------
         "Class C Principal Commencement Date" shall mean the Distribution Date
          -----------------------------------
on which the Class A Note Principal Balance and the Class B Note Principal Balance have been paid in full.
         "Class C Required Amount" means, for any Distribution Date, an amount
          -----------------------
equal to the excess of the amount described in subsection 4.4(a)(iv) over the
                                               --------------------
sum of (a) Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a) and (b) any amount withdrawn from the Spread
            ----------------
Account and applied to pay such amount pursuant to subsection 4.17(c).
                                                   -------------------
         "Closing Date" means March 6, 2001.
          ------------
         "Collateral Amount" means, as of any date of determination, an amount
          -----------------
equal to the result of (a) the Initial Collateral Amount minus (b) the amount of principal previously paid to the Series 2001-A Noteholders, minus (c) the balance on deposit in the Principal Accumulation Account, minus (d) the aggregate reductions to the Collateral Amount made pursuant to Section
                                                               -------
4.4(c)(vi) on or prior to such date of determination, minus (e) the excess, if
---------
any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection
                                                                ----------
4.4(a)(vi) prior to such date.
---------
         "Controlled Accumulation Amount" means, for any Distribution Date with
          ------------------------------
respect to the Controlled Accumulation Period, $43,750,000; provided, however,
                                                            --------  -------
that if the Accumulation Period Length is determined to be less than 12 months pursuant to Section 4.14 or 4.15, the Controlled Accumulation Amount for each
            ------------    ----
Distribution Date with respect to the Controlled Accumulation Period will be equal to (i) the Class A Note Initial Principal Balance and the Class B Note Initial Principal Balance divided by (ii) the Accumulation Period Length; provided, further, that the Controlled Accumulation Amount for any Distribution
--------  -------
Date shall not exceed the sum of the Class A Note Principal Balance and the Class B Note Principal Balance, minus any amount already on deposit in the Principal Accumulation Account on such Distribution Date.
         "Controlled Accumulation Period" means, unless a Pay Out Event shall
          ------------------------------
have occurred prior thereto, the period commencing at the opening of business on February 1, 2005 or such later date as is determined in accordance with Sections
                                                                        --------
4.14 and 4.15, and ending on the first to occur of (a) the commencement of the
----     ----
Rapid

Amortization Period, (b) the Class C Principal Commencement Date and (c) the Series Termination Date.
         "Controlled Deposit Amount" means, for any Distribution Date with
          -------------------------
respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any existing Accumulation Shortfall.
         "Counterparty" means the Class A Counterparty or the Class B
          ------------
Counterparty.
         "Covered Amount" means an amount, determined as of each Distribution
          --------------
Date for any Interest Period, equal to the sum of (a) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Accumulation Account up to the Class A Note Principal Balance as of the Record Date preceding such Distribution Date, plus
(b) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Accumulation Account in excess of the Class A Note Principal Balance as of the Record Date preceding such Distribution Date up to the Class B Note Principal Balance as of the Record Date preceding such Distribution Date.
         "Default Estimate" means, for any Monthly Period, an amount equal to
          ----------------
the product of (i) 1.5, multiplied by (ii) the arithmetic mean of the Investor Default Amounts for the prior three Monthly Periods. For this purpose, the December 2000, January 2001 and February 2001 Investor Default Amounts shall be deemed to have equaled $5,000,000.
         "Distribution Date" means April 16, 2001 and the 15th day of each
          -----------------
calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.
         "Excess Collateral Amount" means, at any time, the result of the
          ------------------------
Collateral Amount, plus the Principal Accumulation Account Balance, minus the Note Principal Balance.
         "Excess Spread Percentage" means, for any Monthly Period, a percentage
          ------------------------
equal to the Portfolio Yield for such Monthly Period minus the Base Rate for such Monthly Period.
         "Finance Charge Shortfall" is defined in Section 4.7.
          ------------------------                -----------
         "Group One" means Series 2001-A, the outstanding Series under (and as
          ---------
defined in) the Pooling and Servicing Agreement (other than Series represented by the Collateral Certificate) and each other Series hereafter specified in the related Indenture Supplement to be included in Group One.
         "Initial Collateral Amount" means $600,000,000, which equals the sum of
          -------------------------
(i) the Class A Note Initial Principal Balance, plus, (ii) the Class B Note Initial Principal Balance, plus, (iii) the Class C Note Initial Principal Balance plus (iv) the Initial Excess Collateral Amount.

         "Initial Excess Collateral Amount" means $39,000,000.
          --------------------------------
         "Interest Period" means, for any Distribution Date, the period from and
          ---------------
including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing
Date) to but excluding such Distribution Date.
         "Investment Earnings" means, for any Distribution Date, all interest
          -------------------
and earnings on Permitted Investments included in the Spread Account (net of losses and investment expenses) during the period commencing on and including the Distribution Date immediately preceding such Distribution Date and ending on but excluding such Distribution Date.
         "Investor Charge-Offs" is defined in Section 4.5.
          --------------------                -----------
         "Investor Default Amount" means, for any Distribution Date, an amount
          -----------------------
equal to the product of (a) the Default Amount for the related Monthly Period and (b) the daily average Allocation Percentage for such Monthly Period.
         "Investor Finance Charge Collections" means, for any Monthly Period, an
          -----------------------------------
amount equal to the aggregate amount of Finance Charge Collections (including Net Recoveries and Interchange treated as Finance Charge Collections) retained or deposited in the Finance Charge Subaccount for Series 2001-A pursuant to subsection 4.1(b)(i) for such Monthly Period.
--------------------
         "Investor Principal Collections" means, for any Monthly Period, the
          ------------------------------
aggregate amount of Principal Collections retained or deposited in the Principal Collections Subaccount for Series 2001-A pursuant to subsection 4.1(b)(ii) for
                                                     --------------------
such Monthly Period.
         "Investor Uncovered Dilution Amount" means, for any Distribution Date,
          ----------------------------------
an amount equal to the Series Share of shortfalls in Deposit Obligations that is allocated to Series 2001-A pursuant to Section 8.4(h) of the Indenture.
                                       --------------
         "LIBOR" means, for any Interest Period, the London interbank offered
          -----
rate for one-month United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with the provisions of Section
                                                                      -------
4.12.
----
         "LIBOR Determination Date" means (i) March 2, 2001 for the period from
          ------------------------
and including the Closing Date through and including April 15, 2001 and (ii) the second London Business Day prior to the commencement of the second and each subsequent Interest Period.
         "London Business Day" means any day on which dealings in deposits in
          -------------------
United States dollars are transacted in the London interbank market.
         "Maximum Reallocated Principal Reserves Amount" means, with respect to
          ---------------------------------------------
any Monthly Period, the sum of the Net Interest Obligations and the Monthly Servicing Fee payable on the Distribution Date following such Monthly Period.
         "Maximum Release Amount" is defined in the Class C Note Purchase
          ----------------------
Agreement.
         "Minimum Seller Percentage" means 7% for Series 2001-A.
          -------------------------

         "Monthly Interest" means, for any Distribution Date, the sum of the
          ----------------
Class A Monthly Interest, the Class B Monthly Interest, and the Class C Monthly Interest for such Distribution Date.
         "Monthly Period" means the period from and including the first day of
          --------------
the calendar month preceding a related Distribution Date to and including the last day of such calendar month; provided that the Monthly Period related to the
                                 --------
April 2001 Distribution Date shall mean the period from and including the Closing Date to and including the last day of March 2001.
         "Monthly Principal Reallocation Amount" means, for any Monthly Period,
          -------------------------------------
an amount equal to the sum of:
              (a) the lower of (i) the Class A Required Amount and (ii) the greater of (A)(x) the product of (I) 23.0% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date) and (B) zero;
              (b) the lower of (i) the sum of the Class B Required Amount and the Servicing Fee Required Amount and (ii) the greater of (A)(x) the product of (I) 12.5% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge- Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clause (a) above) and (B) zero;
              (c)   the lower of (i) the sum of the Class C Required Amount and
         (ii) the greater of (A)(x) the product of (I) 6.5% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clauses (a) and (b) above) and (B) zero; and
         ----------      ---
              (d) if the Rapid Amortization Period is extended past the Distribution Date on which the Note Principal Balance is paid in full as a result of there being amounts owed to the Class C Noteholders under the Class C Note Purchase Agreement or to the Class A Counterparty or Class B Counterparty under the Class A Swap or Class B Swap, as applicable, then for any Distribution Date falling on or after the Distribution Date on which the Note Principal Balance is paid in full, the least of (i) the sum of any amounts owed to Class C Noteholders that remain outstanding under the Class C Note Purchase Agreement, any amounts owed to the Class A Counterparty that remain outstanding under the Class A Swap and any amounts owed to the Class B Counterparty that remain outstanding under the Class B Swap, (ii) (A) 6.5% of the Initial Collateral Amount, minus (B) any prior reductions to the Excess Collateral Amount and (iii) (A) the Excess

         Collateral Amount (after giving effect to Investor Charge-Offs for the related Monthly Period), minus, (B) in the case of the Distribution Date on which the Note Principal Balance is paid in full, any Reallocated Principal Collections applied pursuant to clauses (a), (b)
                                                               -----------  ---
         and (c) for such Distribution Date.
             ---
         "Monthly Servicing Fee" is defined in subsection 3.1.
          ---------------------                --------------
         "Net Interest Obligation" means, for any Distribution Date: (a) if
          -----------------------
there are Net Swap Payments due on that Distribution Date, the sum of the Net Swap Payments and the Monthly Interest for that Distribution Date; (b) if there are Net Swap Receipts due on that Distribution Date, the result of the Monthly Interest for that Distribution Date minus the Net Swap Receipts; and (c) if the Swaps have terminated for any reason, the Monthly Interest for that Distribution Date.
         "Net Swap Payments" means, collectively, the Class A Net Swap Payment
          -----------------
and the Class B Net Swap Payment.
         "Net Swap Receipts" means, collectively, the Class A Net Swap Receipt
          -----------------
and the Class B Net Swap Receipt.
         "Note Principal Balance" means, on any date of determination, an amount
          ----------------------
equal to the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.
         "Percentage Allocation" is defined in subsection 4.1(b)(ii)(y).
          ---------------------                ------------------------
         "Portfolio Yield" means, for any Monthly Period, the annualized
          ---------------
percentage equivalent of a fraction, (a) the numerator of which is equal to the sum of (i) Investor Finance Charge Collections with respect to such Monthly Period, plus (ii) the Principal Accumulation Investment Proceeds deposited into the Collection Account on the Distribution Date related to such Monthly Period, plus (iii) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in Section
                                                                       -------
4.10, each deposited into the Collection Account on the Distribution Date
----
relating to such Monthly Period, plus (iv) the amount of Net Swap Receipts for the Distribution Date relating to such Monthly Period, such sum to be calculated on a cash basis after subtracting the Investor Default Amount for such Monthly Period, and (b) the denominator of which is the Collateral Amount as of the first day of such Monthly Period.
         "Principal Accumulation Account" shall have the meaning set forth in
          ------------------------------
subsection 4.9(a).
----------------
         "Principal Accumulation Account Balance" means, for any date of
          --------------------------------------
determination, the principal amount, if any, on deposit in the Principal Accumulation Account on such date of determination.
         "Principal Accumulation Investment Proceeds" means, with respect to
          ------------------------------------------
each Distribution Date, the investment earnings on funds in the Principal Accumulation Account (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.
         "Principal Payment Rate" means, for any Monthly Period, (a) the
          ----------------------
aggregate amount of Principal Collections deposited in the Collection Account during that

Monthly Period, divided by (b) the Aggregate Principal Receivables as of the close of business on the last day of the prior Monthly Period.
     "Principal Shortfall" is defined in subsection 4.8.
      -------------------                ---------------
     "Qualified Maturity Agreement" means an agreement whereby an Eligible
      ----------------------------
Institution agrees to make a deposit into the Principal Accumulation Account on the Class A Expected Principal Distribution Date in an amount equal to the Class A Note Initial Principal Balance and to make a deposit into the Principal Accumulation Account on the Class B Expected Principal Distribution Date in an amount equal to the Class B Note Initial Principal Balance
     "Rapid Amortization Period" means the period commencing on the Business
      -------------------------
Day immediately preceding the day on which a Pay Out Event with respect to Series 2001-A is deemed to have occurred, and ending on the Series Termination Date; provided, that if any amounts are owed to the Class C Noteholders under
      --------
the Class C Note Purchase Agreement, to the Class A Counterparty under the Class A Swap or to the Class B Counterparty under the Class B Swap after payment in full of the Note Principal Balance, the Rapid Amortization Period shall continue, solely for the purposes of repaying such amounts, but in no event shall the Rapid Amortization Period continue after the earliest of (x) the date on which no further amounts are owed to the Class C Noteholders under the Class C Note Purchase Agreement or to any Counterparty under the Class A Swap or Class B Swap, (y) the Series 2001-A Final Maturity Date and (z) the date on which the Collateral Amount has been reduced to zero; provided, further, that if the Rapid
                                            --------  -------
Amortization Period is extended in accordance with the immediately preceding proviso, for purposes of calculating the Minimum Aggregate Principal Balance, for so long as the Rapid Amortization Period is so extended, (i) Series 2001-A shall be deemed to be outstanding, (ii) the Collateral Amount shall be included in the calculation of Aggregate Collateral Amount for purposes of clause (a) of the definition of Minimum Aggregate Principal Balance and (iii) the numerator used for purposes of the Allocation Percentage with respect to Principal Collections for Series 2001-A shall be included in the calculation described in clause (b) of the definition of Minimum Aggregate Principal Balance.
     "Rating Agency" means each of Fitch, Moody's and Standard & Poor's.
      -------------
     "Reallocated Principal Collections" means, for any Distribution Date,
      ---------------------------------
Investor Principal Collections applied in accordance with Section 4.6 in an
                                                          -----------
amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.
     "Reallocated Principal Reserves" is defined in subsection 4.1(b)(ii)(x).
      ------------------------------                ------------------------
     "Reassignment Amount" means, for any Distribution Date, after giving effect
      -------------------
to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Note Principal Balance on such Distribution Date, plus
(ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 2001-A Noteholders, plus (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 2001-A Noteholders on a prior Distribution Date.

         "Reference Banks" means four major banks in the London interbank market
          ---------------
selected by the Servicer.
         "Required Accumulation Factor Number" shall be equal to a fraction,
          -----------------------------------
rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly Principal Payment Rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation; provided, however, that this definition may be changed at any
                  --------  -------
time if the Rating Agency Condition is satisfied.
         "Required Excess Collateral Amount" means, at any time, the lesser of
          ---------------------------------
(a) $39,000,000 and (b) 7.5% of the Collateral Amount; provided that:
                                                       --------
                (a) except as provided in clause (c), the Required Excess
                                          ----------
         Collateral Amount shall never be less than 3% of the Initial Collateral Amount;
                (b) except as provided in clause (c), the Required Excess
                                          ----------
         Collateral Amount shall not decrease during a Rapid Amortization Period; and
                (c) the Required Excess Collateral Amount shall never be greater than the Note Principal Balance minus the balance on deposit in the Principal Accumulation Account.
         "Required Reserve Account Amount" means, for any Distribution Date on
          -------------------------------
or after the Reserve Account Funding Date, an amount equal to (a) 0.5% of the Note Principal Balance or (b) any other amount designated by the Seller; provided, however, that if such designation is of a lesser amount, the Seller
--------  -------
shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2001-A.
         "Reserve Account" is defined in subsection 4.10(a).
          ---------------                ------------------
         "Reserve Account Funding Date" means the Distribution Date designated
          ----------------------------
by the Servicer which occurs not later than the earliest of (a) the Distribution Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period (which commencement shall be subject to postponement pursuant to Section 4.15); (b) the first Distribution
                                    ------------
Date for which the Average Excess Spread Percentage is less than 2%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences 12 months prior to the commencement of the Controlled Accumulation Period; (c) the first Distribution Date for which the Average Excess Spread Percentage is less than 3%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences 6 months prior to the commencement of the Controlled Accumulation Period; and (d) the first Distribution Date for which the Average Excess Spread Percentage is less than 4%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences 4 months prior to the commencement of the Controlled Accumulation Period; provided, however, that subject to satisfaction
                                --------  -------
of the Rating Agency Condition, the Reserve Account Funding Date may be any date selected by the Servicer.
         "Reserve Account Surplus" means, as of any Distribution Date following
          -----------------------
the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.
         "Reserve Draw Amount" means, with respect to each Distribution Date
          -------------------
relating to the Controlled Accumulation Period or the first Distribution Date relating to the Rapid Amortization Period, the amount, if any, by which the Principal Accumulation Investment Proceeds for such Distribution Date are less than the Covered Amount determined as of such Distribution Date.
         "Revolving Period" means the period beginning on the Closing Date and
          ----------------
ending on the earlier of the close of business on the day immediately preceding the day the Controlled Accumulation Period commences or the Rapid Amortization Period commences.
         "Series 2001-A" means the Series of Notes the terms of which are
          -------------
specified in this Indenture Supplement.
         "Series 2001-A Final Maturity Date" means the September 2008
          ---------------------------------
Distribution Date.
         "Series 2001-A Note" means a Class A Note, a Class B Note or a Class C
          ------------------
Note.
         "Series 2001-A Noteholder" means a Class A Noteholder, a Class B
          ------------------------
Noteholder or a Class C Noteholder.
         "Series 2001-A Pay Out Event" is defined in Section 6.1.
          ---------------------------                -----------
         "Series Servicing Fee Percentage" means 2% per annum.
          -------------------------------
         "Series Termination Date" means the earliest to occur of (a) the date
          -----------------------
on which the Note Principal Balance is paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the Series 2001-A Final Maturity Date.
         "Servicing Fee Required Amount" means, for any Distribution Date, an
          -----------------------------
amount equal to the excess of the amount described in subsection 4.4(a)(iii)
                                                      ----------------------
over the Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a).
            -----------------
         "Spread Account" is defined in subsection 4.17(a).
          --------------                ------------------
         "Spread Account Cap" is defined in the Class C Note Purchase Agreement.
          ------------------
         "Spread Account Deficiency" means the excess, if any, of the Spread
          -------------------------
Account Cap over the Available Spread Account Amount.
         "Surplus Collateral Amount" means, at any time, the excess, if any, of
          -------------------------
the Excess Collateral Amount over the Required Excess Collateral Amount.
         "Telerate Page 3750" means the display page currently so designated on
          ------------------
the Bridge Telerate Markets Report (or such other page as may replace that page in that service for the purpose of displaying comparable rates or prices).

         (b) Each capitalized term defined herein shall relate to the Series 2001-A Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or the Transfer and Servicing Agreement.

         (c) The interpretive rules specified in Section 1.2 of the Master
                                                 -----------
Indenture also apply to this Indenture Supplement. If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling.
                                  ARTICLE III
                                 Servicing Fee
                                 -------------
         Section 3.1 Servicing Compensation. The share of the Servicing Fee
                     ----------------------
allocable to Series 2001-A for any Distribution Date (the "Monthly Servicing
                                                      ----------------------
Fee") shall be equal to one-twelfth of the product of (a) the Series Servicing
---
Fee Percentage and (b) (i) the Collateral Amount as of the last day of the Monthly Period preceding such Distribution Date, minus (ii) the product of the amount, if any, on deposit in the Excess Funding Account as of the last day of the Monthly Period preceding such Distribution Date and the Allocation Percentage for Finance Charge Collections with respect to such Monthly Period; provided, however, that with respect to the first Distribution Date, the Monthly
--------  ------
Servicing Fee shall be equal to $866,666.67. The remainder of the Servicing Fee shall be paid by the holders of the Seller Interest or the noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Trust, the Indenture Trustee or the Series 2001-A Noteholders be liable for the share of the Servicing Fee to be paid by the holders of the Seller Interest or the noteholders of any other Series. To the extent that the Monthly Servicing Fee is not paid in full pursuant to the preceding provisions of this Section
                                                                     -------
3.1, and Section 4.4, it shall be paid by the holders of the Seller Interest.
---      -----------
                                  ARTICLE IV
     Rights of Series 2001-A Noteholders and Allocation and Application of
                                         ---------------------------------
                                  Collections
                                  -----------
         Section  4.1      Collections and Allocations
                           ---------------------------
         (a) Allocations. Finance Charge Collections, Principal Collections and
             -----------
Defaulted Receivables allocated to Series 2001-A pursuant to Article VIII of the
                                                             ------------
Indenture shall be allocated and distributed as set forth in this Article.
         (b) Allocations to the Series 2001-A Noteholders. The Servicer shall,
             --------------------------------------------
prior to the close of business on any Deposit Date, allocate to the Series 2001-A Noteholders the following amounts as set forth below:
                  (i) Allocations of Finance Charge Collections. The Servicer
                      -----------------------------------------
         shall allocate to the Series 2001-A Noteholders and transfer to the Finance Charge Subaccount for application as provided herein an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Finance Charge Collections deposited in the Collection Account on such Deposit Date; provided, however, that with respect to
                                       --------  -------
         the portion of each Monthly Period falling in the Revolving Period or the Controlled Accumulation Period, such allocation shall be transferred to the Finance Charge Subaccount only until such time as the amount transferred to the Finance Charge Subaccount pursuant to this subsection during that Monthly Period equals the sum of (1) the Net Interest Obligation with respect to the Distribution Date relating to that Monthly Period, (2) at any time that FCNB is not the Servicer, the Monthly Servicing Fee payable on the Distribution Date relating to that Monthly Period and all accrued and unpaid Investor Monthly Servicing Fees with respect to any prior Monthly Periods, and (3) the Default Estimate for that Monthly Period; provided further, however, that notwithstanding the foregoing proviso,
         -------- -------  -------                                     -------
         (1) the entire Allocation Percentage of Finance Charge Collections shall be transferred to the Finance Charge Subaccount on a daily basis if (x) the Excess Spread Percentage for the preceding Monthly Period is less than 3.00% or (y) the Available Spread Account Amount is less than the Spread Account Cap; and (2) subject to Section 8.4(a) of the
                                                    --------------
         Indenture, on each Determination Date, the Servicer shall deposit in the Finance Charge Subaccount any amounts not retained on a daily basis pursuant to the preceding proviso. Any portion of such allocation not
                                   -------
         required to be transferred to the Finance Charge Subaccount pursuant to the preceding sentence shall be (x) first, deposited in the Excess Funding Account to the extent the Seller Amount is less than the Minimum Seller Amount and (y) thereafter be paid to the holders of the Seller Interest.
                  (ii) Allocations of Principal Collections. The Servicer shall
                       ------------------------------------
         allocate to the Series 2001-A Noteholders the following amounts as set forth below:
                           (x) Allocations During the Revolving Period. During
                               ---------------------------------------
                  the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2001-A Noteholders and transferred to the Principal Collections Subaccount for application as Reallocated Principal Collections on the related Distribution Date pursuant to
                  Section 4.6(a) (all such amounts retained in the Collection
                  --------------
                  Account for application as Reallocated Principal Collections pursuant to this subsection 4.1(b)(ii)(x) being hereinafter
                                   ------------------------
                  referred to as "Reallocated Principal Reserves"); provided,
                                  ------------------------------    --------
                  however, that if the sum of (i) such Reallocated Principal
                  -------
                  Reserves for any Deposit Date, (ii) all Reallocated Principal Reserves previously deposited in the Principal Collections Subaccount pursuant to this subsection 4.1(b)(ii)(x) on
                                              ------------------------
                  Deposit Dates occurring during the same Monthly Period and
                  (iii) the aggregate amount of Finance Charge Collections deposited in the Finance Charge Subaccount pursuant to subsection 4.1(b)(i) on Deposit Dates occurring in the same
                  --------------------
                  Monthly Period, exceeds the Maximum Reallocated Principal Reserves Amount for such Monthly Period, then such excess shall not be treated as Reallocated Principal

                  Reserves and shall be, first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third paid to the holders of the Seller Interest.
                           (y) Allocations During the Controlled Accumulation
                               ----------------------------------------------
                  Period. During the Controlled Accumulation Period an amount
                  ------
                  equal to the product of (I) the Allocation Percentage and (II) the aggregate amount of Principal Collections deposited in the Collection Account on such Deposit Date (the product for any such date is hereinafter referred to as a "Percentage
                                                             ----------
                  Allocation") shall be allocated to the Series 2001-A
                  ----------
                  Noteholders and transferred to the Principal Collections Subaccount until applied as provided herein; provided,
                                                               --------
                  however, that if the sum of such Percentage Allocation and all
                  -------
                  preceding Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount during the Controlled Accumulation Period for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, transferred to the Principal Collections Subaccount for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third paid to the holders of the Seller Interest.
                           (z) Allocations During the Rapid Amortization Period
                               ------------------------------------------------
                  and Class C Amortization Period. During the Rapid Amortization
                  -------------------------------
                  Period, an amount equal to the product of (I) the Allocation Percentage and (II) the aggregate amount of Principal Collections deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2001-A Noteholders and transferred to the Principal Collections Subaccount until applied as provided herein; provided,
                                                               --------
                  however, that after the date on which an amount of such
                  -------
                  Collections equal to the Note Principal Balance plus any amounts owing to the Class C Noteholders under the Class C Note Purchase Agreement, any amounts owing to the Class A Counterparty under the Class A Swap and any amounts owing to the Class B Counterparty under the Class B Swap has been deposited into the Collection Account and allocated to the Series 2001-A Noteholders, such amount shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, transferred to the Principal Collections Subaccount for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third paid to the holders of the Seller Interest.
         Section  4.2    Determination of Monthly Interest.
                         ---------------------------------
         (a) The amount of monthly interest ("Class A Monthly Interest")
                                              ------------------------
distributable from the Collection Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A Note Initial Principal Balance).
         On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"),
                                                  --------------------------
of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount ("Class A Additional Interest") equal to the product of (i) (A) a fraction, the
  ---------------------------
numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Interest Period and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.
         (b) The amount of monthly interest ("Class B Monthly Interest")
                                              ------------------------
distributable from the Collection Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class B Note Initial Principal Balance).
         On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"),
                                                  --------------------------
of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount ("Class B Additional
                                                         ------------------
Interest") equal to the product of (i) (A) a fraction, the numerator of which is
--------
the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Interest Period and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.
         (c) The amount of monthly interest ("Class C Monthly Interest")
                                              ------------------------
distributable from the Collection Account with respect to the Class C Notes on any Distribution Date shall be an amount equal to the lesser of (a) the "Class C Monthly Interest" under (and as defined in) the Class C Note Purchase Agreement payable on such Distribution Date and (b) the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Maximum Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class C Note Initial Principal Balance).
         On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class C Interest Shortfall") equal to
                                         --------------------------
(x) the aggregate Class C Monthly Interest for such Distribution Date minus (y) the aggregate amount of funds allocated and available to pay such Class C Monthly Interest on such Distribution Date. If the Class C Interest Shortfall for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class C Interest Shortfall is fully paid, an additional amount ("Class C Additional Interest") shall be payable as provided herein with respect
  ---------------------------
to the Class C Notes equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the lesser of (I) the default rate specified in Section 2.2(g) of the Class C Note Purchase Agreement and (II) the Class C Maximum Note Interest Rate in effect with respect to the related Interest Period and (ii) such Class C Interest Shortfall (or the portion thereof which has not been paid to the Class C Noteholders (after giving effect to the application of the proceeds of any draw made on the Spread Account as provided in subsections 4.4(a)(iv) and 4.17(c) for the purpose of paying such amount with
   ---------------------      -------
respect to such Distribution Date)). Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.
         Section 4.3 Determination of Monthly Principal. (a) The amount of
                     ----------------------------------
monthly principal ("Class A Monthly Principal") distributable from the
                    -------------------------
Collection

Account with respect to the Class A Notes on each Distribution Date, beginning with the Distribution Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Rapid Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date,
(ii) for each Distribution Date with respect to the Controlled Accumulation Period (and on or prior to the Class A Expected Principal Distribution Date), the Controlled Deposit Amount for such Distribution Date, (iii) the Class A Note Principal Balance, minus any amount already on deposit in the Principal Accumulation Account on such Distribution Date and (iv) the Collateral Amount (after taking into account any adjustments to be made pursuant to Sections 4.5
                                                                  ------------
and 4.6) prior to any deposit into the Principal Accumulation Account or payment
    ---
to Noteholders on such Distribution Date.
         (b) The amount of monthly principal ("Class B Monthly Principal")
                                               -------------------------
distributable from the Collection Account with respect to the Class B Notes on each Distribution Date, beginning with the first Distribution Date with respect to the Controlled Accumulation Period on which the full amount of the Class A Note Principal Balance is on deposit in the Principal Accumulation Account or has been paid to the Class A Noteholders, or, if earlier, the first Distribution Date during the Rapid Amortization Period on which the Class A Note Principal Balance is paid in full, shall be equal to the least of (i) the Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of Available Principal Collections applied to Class A Monthly Principal on such Distribution Date), (ii) for each Distribution Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Distribution Date minus the Class A Monthly Principal for such Distribution Date, (iii) the Class B Note Principal Balance, minus the excess of (x) the amount already on deposit in the Principal Accumulation Account on such Distribution Date over (y) the Class A Note Principal Balance on such Distribution Date after taking into account any payments to the Class A Noteholders on such Distribution Date and (iv) the Collateral Amount (after taking into account any adjustments to be made pursuant to Sections 4.5 and 4.6) prior to any deposit into the Principal Accumulation
   ------------     ---
Account or payment to Noteholders on such Distribution Date, minus the Class A Monthly Principal for such Distribution Date.
         (c) The amount of monthly principal ("Class C Monthly Principal")
                                               -------------------------
distributable from the Collection Account with respect to the Class C Notes on each Distribution Date beginning with the Class C Principal Commencement Date, shall be equal to the least of (i) the Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of Available Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Distribution Date), (ii) the Class C Note Principal Balance and (iii) the Collateral Amount (after taking into account any adjustments to be made pursuant to Sections 4.5 and 4.6) prior
                                                    ------------     ---
to any deposit into the Principal Accumulation

Account or payment to Noteholders on such Distribution Date, minus the Class A Monthly Principal and the Class B Monthly Principal for such Distribution Date.
         Section 4.4 Application of Available Finance Charge Collections and
                     -------------------------------------------------------
Available Principal Collections. The Servicer shall apply, or shall cause the
-------------------------------
Indenture Trustee to apply by written instruction to the Indenture Trustee, on each Distribution Date, Available Finance Charge Collections and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:
         (a) On each Distribution Date, an amount equal to the Available Finance Charge Collections with respect to such Distribution Date will be distributed or deposited in the following priority:
             (i) on a pari passu basis (A) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date, plus the amount of any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class A Noteholders on such Distribution Date and (B) any Class A Net Swap Payment for that Distribution Date shall be distributed to the Class A Counterparty ;
             (ii) on a pari passu basis (A) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date, plus the amount of any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class B Noteholders on such Distribution Date and (B) any Class B Net Swap Payment for that Distribution Date shall be paid to the Class B Counterparty;
             (iii) if neither FCNB nor any of its Affiliates is the Servicer, an amount equal to the Monthly Servicing Fee for such Distribution Date, plus the amount of any Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;
             (iv) an amount equal to Class C Monthly Interest for such Distribution Date, plus the amount of any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date, plus the amount of any Class C Additional Interest for such Distribution Date, plus the amount of any Class C Additional Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date; provided, however, that, in
                            --------  -------
         the event that the sum of Class C Monthly Interest exceeds the amount of Available Finance Charge Collections available (after giving effect to subsections 4.4(a)(i) through (iii) above) to fund such Class C
            ---------------------         -----
         Monthly Interest and Class C Additional Interest, a draw will be made from amounts available for distribution in the Spread Account (at the times and in the amounts specified in Section 4.11) and shall be
                                               ------------
         distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date in accordance with this subsection
                                                           ----------
         4.4(a)(iv);
         ----------
                  (v) an amount equal to the Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;
                  (vi) an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this subsection (vi) shall be treated as a portion of Available Principal
         ---------------
         Collections for such Distribution Date;
                  (vii) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.10(f), an amount up to
                                            -----------------
         the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;
                  (viii) an amount equal to the amounts required to be deposited in the Spread Account pursuant to Section 4.17(e) shall be
                                                     ---------------
         deposited into the Spread Account as provided in Section 4.17(e);
                                                          ---------------
                  (ix) an amount equal to any other payments owed to the Class C Noteholders under the Class C Note Purchase Agreement shall be paid to the Class C Noteholders;
                  (x) if the Rapid Amortization Period is extended past the Distribution Date on which the Note Principal Balance is paid in full as a result of there being amounts owed to any Counterparty, on each Distribution Date after the Note Principal Balance is paid in full, on a pari passu basis (A) an amount equal to any partial or early termination payments or other additional payments owed to the Class A Counterparty under the Class A Swap shall be paid to the Class A Counterparty and (B) an amount equal to any partial or early termination payments or other additional payments owed to the Class B Counterparty under the Class B Swap shall be paid to the Class B Counterparty;
                  (xi) any Monthly Servicing Fee for such Distribution Date or prior Distribution Dates not paid pursuant to subsection 4.4(a)(iii)
                                                          ----------------------
         (unless such amount has been netted against deposits to the Collection Account in accordance with Section 8.4 of the Indenture) shall be
                                    -----------
         distributed to the Servicer; and

                  (xii) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will first be available for allocation to other Series in Group One, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third paid to the holders of the Seller Interest as described in Section 8.6 of
                                                               -----------
         the Indenture.
         (b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.
                                           -----------
         (c) On each Distribution Date with respect to the Controlled Accumulation Period, the Class C Amortization Period or the Rapid Amortization Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed or deposited in the following order of priority:
                  (i) during the Controlled Accumulation Period, an amount equal to the Class A Monthly Principal and the Class B Monthly Principal for such Distribution Date shall be deposited into the Principal Accumulation Account;
                  (ii) during the Class C Amortization Period, an amount equal to the Class C Monthly Principal for such Distribution Date, if any shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class C Note Principal Balance has been paid in full;
                  (iii) during the Rapid Amortization Period, an amount equal to the Class A Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class A Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class A Note Principal Balance has been paid in full;
                  (iv) after giving effect to the distribution referred to in clause (iii) above, during the Rapid Amortization Period, an amount
         ------------
         equal to the Class B Monthly Principal, if any, shall be distributed to the Paying Agent for payment to the Class B Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class B Note Principal Balance has been paid in full;
                  (v) after giving effect to the distributions referred to in clauses (iii) and (iv) above, during the Rapid Amortization Period, an
         -------------
         amount equal to the Class C Monthly Principal, if any, shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class C Note Principal Balance has been paid in full; and
                  (vi) in the case of each of the Controlled Accumulation Period, the Class C Amortization Period and the Rapid Amortization Period, the balance of such Available Principal Collections remaining after application in accordance with clause (i) or (v) above shall be treated as Shared
                         ----------    ---
         Principal Collections and applied in accordance with Section 8.5 of the
                                                              -----------
         Indenture. As of any Distribution Date on which any Available Principal Collections are treated as Shared Principal Collections as provided above, the Collateral Amount shall be reduced by an amount equal to the lesser of (x) the amount of Available Principal Collections applied as Shared Principal Collections and (y) the Surplus Collateral Amount.
         (d) On the earlier to occur of (i) the first Distribution Date with respect to the Rapid Amortization Period and (ii) the Class A Expected Principal Distribution Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Accumulation Account and distribute to the Paying Agent for payment to the Class A Noteholders, funds in an amount equal to the lesser of (i) the amount of funds on deposit in the Principal Accumulation Account and (ii) the Class A Note Principal Balance. On the earliest to occur of (i) the first Distribution Date with respect to the Rapid Amortization Period and (ii) the Class B Expected Principal Distribution Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Principal Accumulation Account and distribute to the Paying Agent for payment to the Class B Noteholders, funds in an amount equal to the lesser of (i) the amount of funds remaining on deposit in the Principal Accumulation Account after making any payments required by the preceding sentence and (ii) the Class B Note Principal Balance.
         Section 4.5 Investor Charge-Offs. On each Determination Date, the
                     --------------------
Servicer shall calculate the Investor Default Amount and any Investor Uncovered Dilution Amount for the related Distribution Date. If, on any Distribution Date, the sum of the Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date exceeds the amount of Available Finance Charge Collections allocated with respect thereto pursuant to subsection 4.4(a)(v) with
                                                       --------------------
respect to such Distribution Date, the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an "Investor
                                                                  --------
Charge-Off").
----------
         Section 4.6 Reallocated Principal Collections. (a) On each Distribution
                     ---------------------------------
Date, the Servicer shall apply, or shall instruct the Indenture Trustee in writing to apply, Reallocated Principal Collections with respect to such Distribution Date, to fund any deficiency pursuant to and in the priority set forth in subsections 4.4(a)(i), (ii), (iii), (iv), (ix) and (x); provided that
         ---------------------  ----  -----  ----  ----     ---  --------
in no event will Reallocated Principal Collections be applied pursuant to subsections 4.4(a)(ix) and (x) until the payment in full of the Note Principal
----------------------     ---
Balance. On each Distribution Date, the Collateral Amount shall be reduced by the amount of Reallocated Principal Collections for such Distribution Date.
         (b) On any Deposit Date on which the sum of (a) all Reallocated Principal Reserves previously deposited in the Principal Collections Subaccount pursuant to subsection 4.1(b)(ii)(x) on Deposit Dates occurring in the same
            ------------------------
Monthly

Period, plus (b) the aggregate amount of Finance Charge Collections deposited in the Finance Charge Subaccount pursuant to subsection 4.1(b)(i) on Deposit Dates
                                          --------------------
occurring in the same Monthly Period, exceeds the Maximum Reallocated Principal Reserves Amount, then the Servicer shall allocate, or cause the Indenture Trustee to allocate, Reallocated Principal Reserves in the amount of such excess, first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, to be retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second to be deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third to be paid to the holders of the Seller Interest.
         Section 4.7 Excess Finance Charge Collections. Series 2001-A shall be
                     ---------------------------------
an Excess Allocation Series with respect to Group One only. For this purpose, each outstanding series of certificates issued by First Consumers Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Series in Group One. Subject to Section 8.6 of the Indenture, Excess
                                     -----------
Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Distribution Date will be allocated to Series 2001-A in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2001-A for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 2001-A for any Distribution Date will be
 ------------------------
equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.4(a)(i) through (xi) on such Distribution
                         ---------------------         ----
Date over (b) the Available Finance Charge Collections with respect to such Distribution Date (excluding any portion thereof attributable to Excess Finance Charge Collections).
         Section 4.8 Shared Principal Collections. Subject to Section 8.5 of the
                     ----------------------------             -----------
Indenture, Shared Principal Collections for any Distribution Date will be allocated to Series 2001-A in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2001- A for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. For this purpose, each outstanding series of certificates issued by First Consumers Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Principal Sharing Series. The "Principal
                                                                    ---------
Shortfall" for Series 2001-A will be equal to (a) for any Distribution Date with
---------
respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available

Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), and (c) for any Distribution Date with respect to the Rapid Amortization Period, the excess, if any, of the Note Principal Balance less the balance in the Principal Accumulation Account over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).
         Section  4.9   Principal Accumulation Account.
                        ------------------------------
         (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Class A Noteholders and the Class B Noteholders, a non- interest bearing segregated trust account with the corporate trust department of such Eligible Institution (the "Principal Accumulation
                                                    ----------------------
Account"), bearing a designation clearly indicating that the funds deposited
-------
therein are held for the benefit of the Class A Noteholders and the Class B Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Accumulation Account and in all proceeds thereof. The Principal Accumulation Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2001- A Noteholders. If at any time the institution holding the Principal Accumulation Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Principal Accumulation Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Principal Accumulation Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Principal Accumulation Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Accumulation Account, make deposits into the Principal Accumulation Account in the amounts specified in, and otherwise in accordance with, subsection 4.4(c)(i).
                              --------------------
         (b) Funds on deposit in the Principal Accumulation Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Permitted Investments. Funds on deposit in the Principal Accumulation Account on any Distribution Date, after giving effect to any withdrawals from the Principal Accumulation Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.
         The Indenture Trustee shall hold such of the Permitted Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York and/or Illinois. The Indenture Trustee shall hold such of the Permitted Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of Illinois. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.
         On each Distribution Date with respect to the Controlled Accumulation Period and on the first Distribution Date with respect to the Rapid Amortization Period, the Indenture Trustee, acting at the Servicer's written direction given on or before such Distribution Date, shall transfer from the Principal Accumulation Account to the Collection Account the Principal Accumulation Investment Proceeds on deposit in the Principal Accumulation Account for application as Available Finance Charge Collections in accordance with Section
                                                                       -------
4.4.
---
         Principal Accumulation Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Accumulation Account for purposes of this Indenture Supplement.
         Section  4.10     Reserve Account.
                           ---------------

         (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2001-A Noteholders, a non-interest bearing segregated trust account with the corporate trust department of such Eligible Institution (the "Reserve Account"), bearing a
                                              ---------------
designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2001-A Noteholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Reserve Account. The Indenture Trustee, at the written direction of the Servicer, shall
(i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.4(a)(vii).
                              ----------------------
         (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Permitted Investments. Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.
         The Indenture Trustee shall hold such of the Permitted Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Permitted Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.
         On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Collection Account and included in Available Finance Charge Collections for such Distribution Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.
         (c) On or before each Distribution Date with respect to the Controlled Accumulation Period and on or before the first Distribution Date with respect to the Rapid Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that
        --------  -------
funds otherwise would be available for deposit in the Reserve Account under
Section 4.4(a)(vii) with respect to such Distribution Date.
-------------------
         (d) If for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Distribution Date by the Indenture Trustee (acting in accordance with the written instructions of the Servicer) and deposited into the Collection Account for application as Available Finance Charge Collections for such Distribution Date.
         (e) If the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Indenture Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account an amount equal to such Reserve Account Surplus and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Spread Account Cap, and
(ii) distribute any such amounts remaining after application pursuant to subsection 4.10(e)(i) to the holders of the Seller Interest.
---------------------
         (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) the first Distribution
            ------------
Date relating to the Rapid Amortization Period and (iii) the Class B Expected Principal Distribution Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2001-A Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account all amounts, if any, on deposit in the Reserve

Account and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Spread Account Cap, and
(ii) distribute any such amounts remaining after application pursuant to subsection 4.10(f)(i) to the holders of the Seller Interest. The Reserve Account
---------------------
shall thereafter be deemed to have terminated for purposes of this Indenture Supplement. Funds on deposit in the Reserve Account at any time that the Controlled Accumulation Period is suspended pursuant to Section 4.15 shall
                                                        ------------
remain on deposit until applied in accordance with subsection 4.10(d), (e) or
                                                   ------------------  ---
(f).
---
         Section 4.11 Swaps. (a) On or prior to the Closing Date, the Owner
                      -----
Trustee shall, on behalf of the Issuer, enter into a Class A Swap with the Class A Counterparty and a Class B Swap with the Class B Counterparty for the benefit of the Class A Noteholders and the Class B Noteholders, respectively. The aggregate notional amount under the Class A Swap shall, at any time, be equal to the Class A Note Principal Balance at such time and the aggregate notional amount under the Class B Swap shall, at any time, be equal to the Class B Note Principal Balance at such time. Net Swap Receipts and early termination payments payable by the Class A Counterparty or the Class B Counterparty shall be deposited by the Indenture Trustee in the Collection Account on the day received and treated as Available Finance Charge Collections. On any Distribution Date when there shall be a Class A Net Swap Payment, such Class A Net Swap Payment shall be paid as provided in Section 4.4(a)(i). On any Distribution Date when
                             -----------------
there shall be a Class B Net Swap Payment, such Class B Net Swap Payment shall be paid as provided in Section 4.4(a)(ii). On any Distribution Date when there
                       ------------------
shall be early termination payments or any other miscellaneous payments payable by the Issuer to the Counterparties, such amounts shall be paid as provided in
Section 4.4(a)(x).
-----------------
         (b) The Class A Swap shall be in substantially the same form as the initial Class A Swap and Class B Swap, respectively attached hereto as Exhibits
                                                                       --------
D-1 and D-2.
-----------
         (c) The Servicer may, upon satisfaction of the Rating Agency Condition, and, when required under the terms of the existing Class A Swap or Class B Swap, shall, obtain a replacement Class A Swap or Class B Swap, as applicable.

         Section  4.12     Determination of LIBOR.
                           ----------------------
         (a) On each LIBOR Determination Date in respect of an Interest Period, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that Interest Period Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that Interest Period shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.
         (b) The Class A Note Interest Rate, Class B Note Interest Rate and Class C Maximum Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (312) 827-8500 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 2001-A Noteholder from time to time.
         (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Servicer by facsimile transmission, notification of LIBOR for the following Interest Period.
         Section 4.13 Investment Instructions. Any investment instructions
                      -----------------------
required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 11:00 a.m., New York City time, on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 11:00 a.m., New York City time, on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 11:00 a.m., New York City time, on the day such investment is requested to be made.
         Section 4.14 Controlled Accumulation Period. The Controlled
                      ------------------------------
Accumulation Period is scheduled to commence at the opening of business on February 1, 2005. However, if the Accumulation Period Length (determined as described below) is less than 12 months, the Servicer may delay the date on which the Controlled Accumulation Period actually commences to the first Business Day of the month that is the number of whole months prior to the Expected Principal

Distribution Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the January 2005 Distribution Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of
                    --------------------------
whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not
               --------  -------
be determined to be less than one month; provided further, however, that the
                                         -------- -------  -------
determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

         Section 4.15 Suspension of Controlled Accumulation Period.  (a) The
                      --------------------------------------------
Issuer may elect to suspend the commencement of the Controlled Accumulation Period with the prior written consent of each Counterparty and with prior notice to the Rating Agencies. The commencement of the Controlled Accumulation Period shall be suspended upon delivery by the Issuer to the Indenture Trustee of (i) an Officer's Certificate stating that the Issuer has elected to suspend the commencement of the Controlled Accumulation Period and that all conditions precedent to such suspension set forth in this Section 4.15 have been satisfied,
                                               ------------
(ii) a copy of an executed Qualified Maturity Agreement and (iii) an Opinion of Counsel addressed to the Indenture Trustee as to the due authorization, execution and delivery and the validity and enforceability of such Qualified Maturity Agreement. The Issuer does hereby transfer, assign, set-over, and otherwise convey to the Indenture Trustee for the benefit of the Class A Noteholders and the Class B Noteholders, without recourse, all of its rights under any Qualified Maturity Agreement obtained in accordance with this Section
                                                                        -------
4.15 and all proceeds thereof. Such property shall constitute part of the Trust
----
Estate for all purposes of the Indenture. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Indenture Trustee or any Noteholder of any obligation of the Issuer or any other Person in connection with a Qualified Maturity Agreement or under any agreement or instrument relating thereto.

         The Indenture Trustee hereby acknowledges its acceptance, to the extent validly transferred, assigned, set-over or otherwise conveyed to the Indenture Trustee, for the benefit of the Class A Noteholders and the Class B Noteholders, of all of the rights previously held by the Issuer under any Qualified Maturity Agreement obtained by the Issuer and all proceeds thereof, and declares that it shall hold such rights upon the trust set forth herein and in the Agreement, and subject to the terms hereof and thereof, for the benefit of the Class A Noteholders and the Class B Noteholders.

         (b) The Issuer shall cause the provider of each Qualified Maturity Agreement (i) to deposit into the Principal Accumulation Account on or before the Class A Expected Principal Distribution Date an amount equal to the Class A
Note Initial Principal Balance and (ii) to deposit into the Principal Accumulation Account on or before the Class B Expected Principal Distribution Date an amount equal to the Class B Note Initial Principal Balance; provided, however, that the Issuer
                                            --------  -------
may instead elect to fund all or a portion of such deposit with the proceeds of the issuance of a new Series or with the Available Principal Collections with respect to such Distribution Date. The amount deposited with respect to the Class A Note Principal Balance and the amount deposited with respect to the Class B Note Principal Balance shall be applied on the Class A Expected Principal Distribution Date and the Class B Expected Principal Distribution Date, respectively, pursuant to subsection 4.4(d) as if the commencement of the
                                -----------------
Controlled Accumulation Period had not been suspended.

         (c) Each Qualified Maturity Agreement shall terminate at the close of business on the Class B Expected Principal Distribution Date; provided, however,
                                                              --------  -------
that the Issuer may terminate a Qualified Maturity Agreement prior to such Distribution Date, with notice to each Rating Agency, if (i) the Available Reserve Account Amount equals the Required Reserve Account Amount and (ii) one of the following events occurs: (A) the Issuer obtains a substitute Qualified Maturity Agreement, (B) the provider of the Qualified Maturity Agreement ceases to qualify as an Eligible Institution and the Issuer is unable to obtain a substitute Qualified Maturity Agreement or (C) a Pay Out Event occurs. In addition, the Issuer may terminate a Qualified Maturity Agreement prior to the later of (i) the date on which the Controlled Accumulation Period was scheduled to begin, before giving effect to the suspension of the Controlled Accumulation Period, and (b) the date to which the commencement of the Controlled Accumulation Period may be postponed pursuant to Section 4.14 (as determined on
                                                 ------------
the Determination Date preceding the date of such termination), in which case the commencement of the Controlled Accumulation Period shall be determined as if the Issuer had not elected to suspend such commencement. In the event that the provider of a Qualified Maturity Agreement ceases to qualify as an Eligible Institution, the Issuer shall use its best efforts to obtain a substitute Qualified Maturity Agreement.

         (d) If a Qualified Maturity Agreement is terminated prior to the earlier of the Class B Expected Principal Distribution Date and the commencement of the Rapid Amortization Period and the Issuer does not obtain a substitute Qualified Maturity Agreement, the Controlled Accumulation Period shall commence on the latest of (i) the last day of the January 2005 Monthly Period, (ii) at the election of the Issuer, the date to which the commencement of the Controlled Accumulation Period may be postponed pursuant to Section 4.14 (as determined on
                                                 ------------
the date of such termination) and (iii) the first day of the Monthly Period following the date of such termination.

         Section 4.16 Interchange. On or prior to each Determination Date,
                      -----------
Seller shall notify the Servicer of the amount of Interchange to be included as Finance Charge Collections allocable to the Series 2001-A Notes with respect to the preceding Monthly Period, which allocation shall equal the Allocation Percentage for Finance Charge Collections for such preceding Monthly Period times the total amount of Interchange for such Monthly Period. On each Transfer Date, Seller shall pay to the Servicer, and the Servicer shall deposit into the Finance Charge Subaccount, in immediately available funds, the amount of Interchange to be so included as Finance Charge Collections allocable to the Series 2001-A Notes with respect to the preceding Monthly Period. Seller hereby assigns, sets-over, conveys, pledges and grants a security interest and lien to the Indenture Trustee for the benefit of the Series 2001-A Noteholders in such Interchange and the proceeds of such Interchange, as set forth in this Section 4.16. To the
                                                       ------------
extent that an indenture supplement for a Series, other than Series 2001-A, assigns, sets- over, conveys, pledges or grants a security interest in Interchange allocable to the Issuer, all Notes of any such Series (except as otherwise specified in any such Supplement) and the Series 2001-A Notes shall rank pari passu and be equally and ratably entitled as provided herein to the
     ---- -----
benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture Supplement and the other related indenture supplements.

         Section 4.17 Spread Account.
                      --------------

         (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Class C Noteholders and the Seller, a non-interest bearing segregated account with the corporate trust department of such Eligible Institution (the "Spread
                                                                       ------
Account"), bearing a designation clearly indicating that the funds deposited
-------
therein are held for the benefit of the Class C Noteholders and the Seller. Except as otherwise provided in this Section 4.17, the Indenture Trustee shall
                                     ------------
possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class C Noteholders and the holder of the Seller Interest. If at any time the institution holding the Spread Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten
(10) Business Days (or such longer period as to which the Rating Agencies may consent) establish a new Spread Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash or any investments to such new Spread Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date prior to termination of the Spread Account, make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, subsection
                                                                      ----------
4.17(e).
-------

         (b) Funds on deposit in the Spread Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Permitted Investments. Funds on deposit in the Spread Account on any Distribution Date, after giving effect to any withdrawals from and deposits to the Spread Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.

         The Indenture Trustee shall hold such of the Permitted Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Permitted Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC. Except as permitted by this subsection 4.17(b), the Indenture Trustee shall
                                 ------------------
not hold Permitted Investments through an agent or a nominee.

         On each Distribution Date (but subject to subsection 4.17(c)), the
                                                   ------------------
Investment Earnings, if any, accrued since the preceding Distribution Date on funds on deposit in the Spread Account shall be paid to the holders of the Seller Interest by the Indenture Trustee upon written direction of the Servicer. For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Indenture Supplement (subject to subsection 4.17(c)), all Investment Earnings shall be deemed not to be available
------------------
or on deposit; provided that after the maturity of the Series 2001-A Notes has
               --------
been accelerated as a result of an Event of Default, all Investment Earnings shall be added to the balance on deposit in the Spread Account and treated like the rest of the Available Spread Account Amount.

         (c) If, on any Distribution Date, the aggregate amount available for distribution pursuant to subsection 4.4(a)(iv) is less than the aggregate amount
                         ---------------------
required to be distributed pursuant to subsection 4.4(a)(iv) (without giving
                                       ---------------------
effect to any limitation based on Available Finance Charge Collections), the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and, if the Available Spread Account Amount is less than such deficiency,

Investment Earnings credited to the Spread Account, and deposit such amount in the Collection Account for payment to the Class C Noteholders in respect of interest on the Class C Notes.

         (d) On the earlier of Series 2001-A Final Maturity Date and the date on which the Class A Note Principal Balance and the Class B Note Principal Balance have been paid in full, after applying any funds on deposit in the Spread Account as described in Section 4.17(c), the Indenture Trustee at the written
                        ---------------
direction of the Servicer shall withdraw from the Spread Account an amount equal to the lesser of (i) the Class C Note Principal Balance (after any payments to be made pursuant to subsection 4.4(c) on such date) and (ii) the Available
                    -----------------
Spread Account Amount and, if the Available Spread Account Amount is not sufficient to reduce the Class C Note Principal Balance to zero, Investment Earnings credited to the Spread Account up to the amount required to reduce the Class C Note Principal Balance to zero, and the Indenture Trustee upon the written direction of the Servicer or the Servicer shall deposit such amounts into the Collection Account for distribution to the Class C Noteholders in accordance with subsection 5.2(e).
                -----------------

         (e) If on any Distribution Date, after giving effect to all withdrawals from the Spread Account, the Available Spread Account Amount is less than the Spread Account Cap then in effect, Available Finance Charge Collections shall be deposited into the Spread Account under the circumstances set forth in subsection 4.4(a)(viii) up to the amount of the Spread Account Deficiency.
-----------------------

         (f) On each Distribution Date, after giving effect to all withdrawals from and deposits to the Spread Account on such Distribution Date, the Indenture Trustee shall, at the written direction of the Servicer, (i) apply the Maximum Release Amount, if any, to pay any amounts owed to the Class C Noteholders under the Class C Note Purchase Agreement that remain unpaid after giving effect to the application of Available Finance Charge Collections pursuant to subsection 4.4(a)(ix) on such Distribution Date and (ii) after making any payments required under clause (i), release any remaining Maximum Release Amount to the holders of the Seller Interest. On the date on which the Class C Note Principal Balance has been paid in full, the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amounts to the holders of the Seller Interest.

                                   ARTICLE V
                       Delivery of Series 2001-A Notes;
              Distributions; Reports to Series 2001-A Noteholders
              ---------------------------------------------------

         Section 5.1 Delivery and Payment for the Series 2001-A Notes.
                     ------------------------------------------------

         The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2001-A Notes in accordance with Section 2.3 of the
                                                         -----------
Indenture. The Indenture Trustee shall deliver the Series 2001-A Notes to or upon the written order of the Trust when so authenticated.

         Section 5.2 Distributions.
                     -------------

         (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class A Noteholder's pro rata
            ------------
share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A Notes pursuant to this Indenture Supplement.

         (b) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class A Notes pursuant to this Indenture Supplement.

         (c) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class B Noteholder's pro rata
            ------------
share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes pursuant to this Indenture Supplement.

         (d) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class B Notes pursuant to this Indenture Supplement.

         (e) On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class C Noteholder's pro rata
            ------------
share of the amounts held by the Paying Agent (including amounts held by the Paying Agent with respect to amounts withdrawn from the Spread Account (at the times and in the amounts specified in Section 4.11)) that are allocated and
                                      -------------
available on such Distribution Date to pay interest on the Class C Notes pursuant to this Indenture Supplement.

         (f) On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class C Notes pursuant to this Indenture Supplement.

         (g) The distributions to be made pursuant to this Section 5.2 are
                                                           -----------
subject to the provisions of Sections 2.6, 6.1 and 7.1 of the Transfer and
                             ------------  ---     ---
Servicing Agreement, Section 11.2 of the Indenture and Section 7.1 of this
                     ------------                      -----------
Indenture Supplement.

         (h) Except as provided in Section 11.2 of the Indenture with respect to
                                   ------------
a final distribution, distributions to Series 2001-A Noteholders hereunder shall be made by (i) check mailed to each Series 2001-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that for any Series 2001-A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made by wire transfer of immediately available funds and
(ii) without presentation or surrender of any Series 2001-A Note or the making of any notation thereon.

         Section 5.3 Reports and Statements to Series 2001-A Noteholders.
                     ---------------------------------------------------

         (a) On each Distribution Date, the Paying Agent, on behalf of the Indenture Trustee, shall forward to each Series 2001-A Noteholder a statement substantially in the form of Exhibit C prepared by the Servicer.
                             ---------

         (b) Not later than the second Business Day preceding each Distribution Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Paying Agent and each Rating Agency a statement substantially in the form of Exhibit B prepared by the Servicer; provided that the Servicer may amend the
---------                           --------
form of Exhibit B from time to time, with the prior written consent of the
        ---------
Indenture Trustee.

         (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2001-A Noteholder by a request in writing to the Servicer.

         (d) On or before January 31 of each calendar year, beginning with January 31, 2002, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2001-A Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2001-A Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2001-A Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time in effect.

                                  ARTICLE VI
                         Series 2001-A Pay Out Events
                         ----------------------------

         Section 6.1 Series 2001-A Pay Out Events.  If any one of the following
                     ----------------------------
events shall occur with respect to the Series 2001-A Notes:

         (a) failure on the part of the Seller (i) to make any payment or deposit required to be made by the Seller by the terms of the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on the Series 2001-A Noteholders and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Indenture Trustee, or to the Seller and the Indenture Trustee by any Holder of the Series 2001-A Notes;

         (b) any representation or warranty made by the Seller in the Transfer and Servicing Agreement or, prior to the FCMT Termination Date, the Pooling and Servicing Agreement, or any information contained in a computer file or microfiche list required to be delivered by the Seller pursuant to Section 2.1
                                                                   -----------
or subsection 2.6(c) of the Transfer and Servicing Agreement or Section 2.1 or
   -----------------                                            -----------
subsection 2.6(c) of the Pooling and Servicing Agreement shall prove to have
-----------------
been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Indenture Trustee, or to the Seller and the Indenture Trustee by any Holder of the Series 2001-A Notes and as a result of which the interests of the Series 2001-A Noteholders are materially and adversely affected for such period; provided, however, that a
                                                   --------  -------
Series 2001-A Pay Out Event pursuant to this subsection 6.1(b) shall not be
                                             -----------------
deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement or the Pooling and Servicing Agreement;

         (c) a failure by the Seller to convey Receivables in Additional Accounts to the Trust within five (5) Business Days after the day on which it is required to convey such Receivables pursuant to subsection 2.6(a) of the
                                                -----------------
Transfer and Servicing Agreement or subsection 2.6(a) of the Pooling and
                                    -----------------
Servicing Agreement;

         (d) any Servicer Default shall occur;

         (e) the Portfolio Yield averaged over three consecutive Monthly Periods is less than the Base Rate averaged over such period;

         (f) the Class A Note Principal Balance shall not be paid in full on the Class A Expected Principal Distribution Date or the Class B Note Principal Balance shall not be paid in full on the Class B Expected Principal Distribution Date;

         (g) the Class A Counterparty or the Class B Counterparty shall fail to pay any net amount payable by such Counterparty under the Class A Swap or Class B Swap, as applicable, as a result of LIBOR being greater than the Class A Swap Rate or Class B Swap Rate, as applicable, and such failure is not cured within five Business Days;

         (h) the Class A Swap or Class B Swap shall terminate prior to the Series Termination Date and the Issuer shall fail to enter into a replacement Class A Swap or Class B Swap, as applicable, in accordance with subsection
                                                                ----------
4.11(c);
-------

         (i) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2001-A and acceleration of the maturity of the Series 2001-A Notes pursuant to Section 5.3 of the Indenture; or
                                -----------

         (j) prior to the FCMT Termination Date, a Trust Pay Out Event shall occur under (and as defined in) the Pooling and Servicing Agreement;

then, in the case of any event described in subsection (a), (b) or (d), after
                                            --------------  ---    ---
the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the holders of Series 2001-A Notes evidencing more than 50% of the aggregate unpaid principal amount of Series 2001-A Notes by notice then given in writing to the Seller and the Servicer (and to the Indenture Trustee if given by the Series 2001-A Noteholders) may declare that a "Series Pay Out Event" with respect to Series 2001-A (a "Series 2001- A Pay Out Event") has
                                         ----------------------------
occurred as of the date of such notice, and, in the case of any event described in subsection (c), (e), (f), (g), (h), (i) or (j), a Series 2001-A Pay Out Event
   --------------  ---  ---  ---  ---  ---    ---
shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2001-A Noteholders immediately upon the occurrence of such event.

                                  ARTICLE VII

     Redemption of Series 2001-A Notes; Final Distributions; Series Termination
     --------------------------------------------------------------------------

         Section 7.1 Optional Redemption of Series 2001-A Notes; Final
                     -------------------------------------------------
Distributions.
-------------

         (a) On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-A Notes is reduced to 10% or less of the initial outstanding principal balance of Series 2001-A Notes, the Servicer shall have the option to redeem the Series 2001-A Notes, at a purchase price equal to
(i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

         (b) The Issuer shall give the Servicer and the Indenture Trustee at least thirty (30) days prior written notice of the date on which the Issuer intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day the Issuer shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Accumulation Account. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series 2001-A shall be reduced to zero and the Series 2001-A Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection 7.1(d).
-----------------

         (c) (i) The amount to be paid by the Seller with respect to Series 2001-A in connection with a reassignment of Receivables to the Seller pursuant to Section 2.4(e) of the Transfer and Servicing Agreement shall equal the
   --------------
Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

             (ii) The amount to be paid by the Seller with respect to Series 2001-A in connection with a repurchase of the Notes pursuant to Section 7.1 of
                                                                -----------
the Transfer and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

         (d) With respect to (a) the Reassignment Amount deposited into the Collection Account pursuant to Section 7.1 or (b) the proceeds of any sale of
                               -----------
Receivables pursuant to Section 5.5(a)(iii) of the Indenture with respect to
                        -------------------
Series 2001-A, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Noteholders, (ii) (x) the Class B Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Noteholders, (iii) (x) the Class C Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class C Noteholders and (y) an amount equal to the sum of (A) Class C Monthly Interest for such Distribution Date, (B) any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date, (C) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on any prior Distribution Date and (D) any other amounts owed to the Class C Noteholders under the Class C Note Purchase Agreement, will be distributed to the Paying Agent for payment to the Class C Noteholders, (iv) on a pari passu basis, (A) any amounts owed to the Counterparty under the Class A Swap will be paid to the Class A Counterparty and
(B) any amounts owed to the Class B Counterparty under the Class B Swap will be paid to the Class B Counterparty and (v) any excess shall be released to the Issuer.

         (e) Notwithstanding anything to the contrary in this Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, all amounts distributed to the Paying Agent pursuant to subsection 7.1(d) for payment to the
                                            -----------------
Series 2001-A Noteholders shall be deemed distributed in full to the Series 2001-A Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section 7.1 and shall be deemed to be a final distribution
                 -----------
pursuant to Section 11.2 of the Indenture.
            ------------

         Section  7.2  Series Termination.
                       ------------------

         On the Series 2001-A Final Maturity Date, the right of the Series 2001-A Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.5 of the Indenture.
                                          -----------

                                 ARTICLE VIII

                           Miscellaneous Provisions
                           ------------------------

         Section 8.1 Ratification of Indenture; Amendments. As supplemented by
                     -------------------------------------
this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument. This Indenture Supplement may be amended only by a Supplemental Indenture entered in accordance with the terms of Section 10.1 or 10.2 of the Indenture. For purposes
                             ------------    ----
of the application of Section 10.2 to any amendment of this Indenture
                      ------------
Supplement, the Series 2001-A Noteholders shall be the only Noteholders whose vote shall be required.

         Section 8.2 Form of Delivery of the Series 2001-A Notes. The Class A
                     -------------------------------------------
Notes and the Class B Notes shall be Book-Entry Notes and shall be delivered as Registered Notes as provided in Sections 2.1 and 2.13 of the Indenture. The
                                ------------     ----
Class C Notes shall be Definitive Notes and shall initially be registered in the Note Register in the name of the initial purchaser of the Class C Notes identified in the Class C Note Purchase Agreement.

         Section 8.3 Additional Requirements for Registration of and Limitations
                     -----------------------------------------------------------
on Transfer and Exchange of Class C Notes. The Class C Notes will be subject to
-----------------------------------------
limitations on transfer and exchange set forth in the Class C Note Purchase Agreement.

         Section 8.4 Counterparts. This Indenture Supplement may be executed in
                     ------------
two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

         Section 8.5 GOVERNING LAW. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED
                     -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE DUTIES AND OBLIGATIONS OF THE INDENTURE TRUSTEE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

         Section 8.6 Limitation of Liability. Notwithstanding any other
                     -----------------------
provision herein or elsewhere, this Agreement has been executed and delivered by Bankers Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Bankers Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         Section 8.7 Rights of the Indenture Trustee. The Indenture Trustee
                     -------------------------------
shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture.

                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                        FIRST CONSUMERS CREDIT CARD
                                        MASTER NOTE TRUST,  as Issuer


                                        By:  BANKERS TRUST COMPANY, not in its

                                             individual capacity, but solely as
                                             Owner Trustee


                                        By: /s/ Eileen M.  Hughes
                                           ----------------------
                                                Name:  Eileen M.  Hughes
                                                Title: Vice President

                                        THE BANK OF NEW YORK, as Indenture
                                        Trustee

                                        By: /s/ Greg Anderson
                                           ------------------
                                                Name:  Greg Anderson
                                                Title: Authorized Agent

Acknowledged and Accepted:

FIRST CONSUMERS NATIONAL BANK,
  as Servicer and Seller

By: /s/ John R.  Steele
   --------------------
    Name:  John R.  Steele
    Title: Treasurer

             CLASS A SERIES 2001-A FLOATING RATE ASSET BACKED NOTE

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FIRST CONSUMERS MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF ILLINOIS ("FCMT"), OR THE ISSUER, OR JOIN IN INSTITUTING AGAINST FCMT OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

          THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

REGISTERED                                                      $____________/1/

No. R-1                                                 CUSIP NO. ______________

          FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST SERIES 2001-A

             CLASS A SERIES 2001-A FLOATING RATE ASSET BACKED NOTE

     First Consumers Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), an Illinois common law trust governed by a Trust Agreement dated as of March 1, 2001, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of ________________________, or such lesser amount as determined in accordance with the Indenture, on the Series 2001-A Final Maturity Date, which is the September 2008 Distribution Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

___________________
     /1/Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

     IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                              FIRST CONSUMERS CREDIT CARD MASTER
                          NOTE TRUST,
                              as Issuer

                              By: Bankers Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

                              By: ________________________________________
                              Name:
                              Title:

Dated:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

                                    THE BANK OF NEW YORK,
                                    as Indenture Trustee


                                    By: __________________________________
                                         Authorized Signatory

          FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST SERIES 2001-A

             CLASS A SERIES 2001-A FLOATING RATE ASSET BACKED NOTE

                        Summary of Terms and Conditions

     This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as First Consumers Credit Card Master Note Trust, Series 2001-A (the "SERIES 2001-A NOTES"), issued under a Master Indenture dated as of March 1, 2001 (the "MASTER INDENTURE"), between the Issuer and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of March 1, 2001 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

     The Class B Notes and the Class C Notes will also be issued under the Indenture.

     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

     This Class A Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

     The Class A Note Initial Principal Balance is $______________. The Class A Note Principal Balance on any date of determination will be an amount equal to
(a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

     The Class A Expected Principal Distribution Date is the February 2006 Distribution Date, but principal with respect to the Class A Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Accumulation Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Notes will occur later than the Class

A Expected Principal Distribution Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

     Subject to the terms and conditions of the Indenture, First Consumers National Bank (the "Seller") may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

     On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final payment in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2001-A Noteholders shall be made by (i) check mailed to each Series 2001-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2001-A Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2001-A Note or the making of any notation thereon.
Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2001-A Noteholders in accordance with the Indenture.

     On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-A Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2001-A Notes, the Servicer shall have the option to redeem the Series 2001-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, FIRST CONSUMERS NATIONAL BANK, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against FCMT or the Issuer, or join in instituting against the FCMT or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

     Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

     As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Issuer, the Seller, the Indenture Trustee and any agent of the Issuer, the Seller or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Seller, the Indenture Trustee nor any agent of the Issuer, the Seller or the Indenture Trustee shall be affected by notice to the contrary.

          THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_____________                          _________________________________**

_______________
     ** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

             CLASS B SERIES 2001-A FLOATING RATE ASSET BACKED NOTE

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FIRST CONSUMERS MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF ILLINOIS ("FCMT"), OR THE ISSUER, OR JOIN IN INSTITUTING AGAINST FCMT OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

     THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

REGISTERED                                                   $_______________***

No. R-1                                                   CUSIP NO. ____________

          FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST SERIES 2001-A

             CLASS B SERIES 2001-A FLOATING RATE ASSET BACKED NOTE

First Consumers Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), an Illinois common law trust governed by a Trust Agreement dated as of March 1, 2001, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of __________________, or such lesser amount as determined in accordance with the Indenture, on the Series 2001-A Final Maturity Date, which is the September 2008 Distribution Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

     THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

______________________
     ***
        Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

     IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

                              FIRST CONSUMERS CREDIT CARD MASTER
                         NOTE TRUST,
                              as Issuer


                              By: Bankers Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

                              By:_______________________________________________
                              Name:
                              Title:

Dated:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

                              THE BANK OF NEW YORK,
                              as Indenture Trustee


                              By:___________________________
                                    Authorized Signatory

          FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST SERIES 2001-A

             CLASS B SERIES 2001-A FLOATING RATE ASSET BACKED NOTE


                        Summary of Terms and Conditions

     This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as First Consumers Credit Card Master Note Trust, Series 2001-A (the "SERIES 2001-A NOTES"), issued under a Master Indenture dated as of March 1, 2001 (the "MASTER INDENTURE"), between the Issuer and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of March 1, 2001 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

     The Class A Notes and the Class C Notes will also be issued under the Indenture.

     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

     This Class B Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

     The Class B Note Initial Principal Balance is $_______________.

     The Class B Note Principal Balance on any date of determination will be an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

     The Class B Expected Principal Distribution Date is the March 2006 Distribution Date, but principal with respect to the Class B Notes May be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Accumulation Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class B Notes will occur later than the Class B Expected Principal Distribution Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

     Subject to the terms and conditions of the Indenture, First Consumers National Bank (the "Seller") may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

     On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final payment in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2001-A Noteholders shall be made by (i) check mailed to each Series 2001-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2001-A Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2001-A Note or the making of any notation thereon.
Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2001-A Noteholders in accordance with the Indenture.

     On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-A Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2001-A Notes, the Servicer shall have the option to redeem the Series 2001-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, FIRST CONSUMERS NATIONAL BANK, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against FCMT or the Issuer, or join in instituting against the FCMT or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

     Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

     As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Issuer, the Seller, the Indenture Trustee and any agent of the Issuer, the Seller or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Seller, the Indenture Trustee nor any agent of the Issuer, the Seller or the Indenture Trustee shall be affected by notice to the contrary.

     THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ASSIGNMENT

Social Security or other identifying number of assignee_______________________.

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                   [_______________________________________]

                        (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints __________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


                                            _______________________________****
Dated: ____________, ____                   Signature Guaranteed:

______________________
     ****
           The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

             CLASS C SERIES 2001-A FLOATING RATE ASSET BACKED NOTE

     THIS CLASS C NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THE NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE SUPPLEMENT REFERRED TO HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FIRST CONSUMERS MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF ILLINOIS ("FCMT"), OR THE ISSUER, OR JOIN IN INSTITUTING AGAINST FCMT OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

     THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

REGISTERED                                                   $_____________*****

No. R-1

          FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST SERIES 2001-A

             CLASS C SERIES 2001-A FLOATING RATE ASSET BACKED NOTE

     First Consumers Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), an Illinois common law trust governed by a Trust Agreement dated as of March 1, 2001, for value received, hereby promises to pay to Twin Towers, Inc., or its registered assigns, subject to the following provisions, the principal sum of __________________________, or such lesser amount as determined in accordance with the Indenture, on the Series 2001-A Final Maturity Date, which is the September 2008 Distribution Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the at the rate referred to in and pursuant to the provisions of the Indenture Supplement on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

     THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A AND CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

____________________
     ***** Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

     IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

                              FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST, as Issuer


                              By: Bankers Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

                              By:_______________________________________________
                              Name:
                              Title:

Dated:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class C Notes described in the within-mentioned
Indenture.

                              THE BANK OF NEW YORK,
                              as Indenture Trustee



                              By:___________________________
                                    Authorized Signatory

          FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST SERIES 2001-A

             CLASS C SERIES 2001-A FLOATING RATE ASSET BACKED NOTE


                        Summary of Terms and Conditions

     This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as First Consumers Credit Card Master Note Trust, Series 2001-A (the "SERIES 2001-A NOTES"), issued under a Master Indenture dated as of March 1, 2001 (the "MASTER INDENTURE"), between the Issuer and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of March 1, 2001 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

     The Class A Notes and the Class B Notes will also be issued under the Indenture.

     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

     This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

     The Class C Note Initial Principal Balance is $_________________.

     The Class C Note Principal Balance on any date of determination will be an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

     Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

     Subject to the terms and conditions of the Indenture, First Consumers National Bank (the "Seller") may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

     On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final payment in respect of this Class C Note) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class C Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2001-A Noteholders shall be made by (i) check mailed to each Series 2001-A Noteholder (at such Noteholder's address as it appears in the Note Register), and (ii) without presentation or surrender of any Series 2001-A Note or the making of any notation thereon. Final payment of this Class C Note will be made only upon presentation and surrender of this Class C Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2001-A Noteholders in accordance with the Indenture.

     On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-A Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2001-A Notes, the Servicer shall have the option to redeem the Series 2001-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     THIS CLASS C NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, FIRST CONSUMERS NATIONAL BANK, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against FCMT or the Issuer, or join in instituting against the FCMT or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

     Except as otherwise provided in the Indenture Supplement, the Class C Notes are issuable only in minimum denominations of $ 1,000 and integral multiples of $1,000. The transfer of this Class C Note shall be registered in the Note Register upon surrender of this Class C Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class C Noteholder or such Class C Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class C Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

     As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for new Class C Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Class C Notes may not be purchased or held with plan assets of any kind.

     The Issuer, the Seller, the Indenture Trustee and any agent of the Issuer, the Seller or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Seller, the Indenture Trustee nor any agent of the Issuer, the Seller or the Indenture Trustee shall be affected by notice to the contrary.

     THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ASSIGNMENT

Social Security or other identifying number of assignee  _______________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                      [_________________________________]
                        (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

                                                                          ******
Dated: ____________, ____                 _________________________________
                                          Signature Guaranteed:

______________________
     ****** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                   EXHIBIT B

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                       NOTIFICATION TO INDENTURE TRUSTEE

                 FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST
                                 SERIES 2001-A

     The undersigned, a duly authorized representative of First Consumers National Bank ("FCNB"), as Servicer pursuant to the Transfer and Servicing
                ----
Agreement, dated as of March 1, 2001 (the "Transfer and Servicing Agreement")
                                           --------------------------------
between FCNB and First Consumers Credit Card Master Note Trust, as Issuer, does hereby certify as follows:

          A. Capitalized terms used in this Certificate have their respective meanings set forth in the Master Indenture dated as of March 1, 2001 (the "Indenture") between the Issuer and The Bank of New York, as indenture
     ----------
     trustee (the "Indenture Trustee") as supplemented by the Series 2001-A
                   -----------------
     Indenture Supplement dated as of March 1, 2001 between the Issuer and Indenture Trustee (as amended and supplemented, the "Indenture
                                                          ---------
     Supplement").

          B.  FCNB is the Servicer.

          C.  The undersigned is a Servicing Officer.

I.   INSTRUCTION TO MAKE A WITHDRAWAL

          Pursuant to Section 4.4, the Servicer does hereby instruct the
                      -----------
Indenture Trustee (i) to make a withdrawal from the Collection Account on ____________, 200_, which date is a Distribution Date under the Indenture Supplement, in an aggregate amount (equal to the Available Finance Charge Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.4(a):
                                                         --------------

     A.   Pursuant to Subsection 4.4(a)(i):
          --------------------------------

          Class A Monthly Interest for the
          preceding Interest Period............................  $______________

          Monthly Interest previously due but not
          distributed to Class A Noteholders...................  $______________

          Additional Interest previously due but not
          distributed to Class A Noteholders...................  $______________

          Net Swap Payment.....................................  $______________

     B.   Pursuant to Subsection 4.4(a)(ii):
          ---------------------------------

          Class B Monthly Interest for the
          preceding Interest Period............................  $______________

          Monthly Interest previously due but not
          distributed to Class B Noteholders...................  $______________

          Additional Interest previously due but not
          distributed to Class B Noteholders...................  $______________

     C.   Pursuant to Subsection 4.4(a)(iii):
          ----------------------------------

          Monthly Servicing Fee for such Distribution Date, plus the amount of any Monthly Servicing Fee previously due but not distributed to the
          Servicer on a prior Distribution Date................  $______________

     D.   Pursuant to Subsection 4.4(a)(iv):
          ---------------------------------

          Class C Monthly Interest for the
          preceding Interest Period............................  $______________

          Monthly Interest previously due but not
          distributed to Class C Noteholders...................  $______________

          Additional Interest previously due but not
          distributed to Class C Noteholders...................  $______________

     E.   Pursuant to Subsection 4.4(a)(v):
          --------------------------------

          Investor Default Amount to be treated as Available Principal
          Collections..........................................  $______________

          Investor Uncovered Dilution Amount for such Distribution Date to be treated as Available Principal Collections...........  $______________

     F.   Pursuant to Subsection 4.4(a)(vi):
          ---------------------------------

          Investor Charge Offs and the amount of Reallocated Principal Collections not previously reimbursed to be treated as Available
          Principal Collections................................  $______________

     G.   Pursuant to Subsection 4.4(a)(vii):
          ----------------------------------

          Amount to be deposited into the Reserve Account......  $______________

     H.   Pursuant to Subsection 4.4(a)(viii):
          -----------------------------------

          Amount to be deposited in the Spread Account.........  $______________

     I.   Pursuant to Subsection 4.4(a)(ix):
          ---------------------------------

          Amount of Noteholder Servicing Fee not paid pursuant to Section
                                                                  -------
          4.4(a)(iii)..........................................  $______________
          -----------


     J.   Pursuant to Subsection 4.4(a)(x):
          --------------------------------

          The balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and first will be available for allocation to other Series in Group One, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third paid to the Holders of the Seller Interest as described in
          Section 8.6 of the Indenture.........................  $______________
          -----------

          Pursuant to Section 4.4(b) and (c), the Servicer does hereby instruct
                      --------------     ---
the Indenture Trustee (i) to make a withdrawal from the Collection Account on ____________, 200_,which date is a Distribution Date under the Indenture Supplement, in an aggregate amount (equal to the Available Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.4(b) and (c):
                                                         --------------     ---

     A.   Pursuant to Subsection 4.4(b):
          -----------------------------

          During the Revolving Period, amount equal to the Available Principal Collections to be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture
                             -----------
          ......................................................  $_____________

     B.   Pursuant to Subsection 4.4(c)(i):
          --------------------------------

          During the Controlled Accumulation Period, Monthly Principal for such Distribution Date to be deposited into the Principal Accumulation
          Account..............................................  $______________

     C.   Pursuant to Subsection 4.4(c)(ii):
          ---------------------------------

          (1) During the Rapid Amortization Period, Monthly Principal for such Distribution Date to be distributed to the Paying Agent for payment to the Class A Noteholders on such Distribution Date until the Note
          Principal Balance has been paid in full..............  $______________

          (2) Amount remaining after giving effect to clause (1) above to be treated as Shared Principal Collections and applied in accordance with
          Section 8.5 of the Indenture.........................  $______________
          -----------

          Pursuant to Section 4.6, the Servicer does hereby instruct the Indenture Trustee (i) to make a withdrawal from the Collection Account on ____________, 200_, which date is a Distribution Date under the Indenture Supplement, in an aggregate amount (equal to the Available Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.6:

     A. Reallocated Principal Collections to fund any deficiency pursuant to and in the priority set forth in subsections 4.4(a)(i), (ii), (iii)
                                           ---------------------  ----  -----
          and (iv) of the Indenture Supplement.................  $______________
              ----

     Pursuant to Section 4.9, the Servicer does hereby instruct the Indenture
                 -----------
Trustee to transfer from the Principal Accumulation Account to the Collection Account, the Principal Accumulation Investment Proceeds on deposit in the Principal Accumulation Account for application as Available Finance Charge
Collections in the following amount............................  $______________

     Pursuant to Section 4.10, the Servicer does hereby instruct the Indenture
                 ------------
Trustee to withdraw from the Reserve Account an amount equal to any Reserve Account Surplus to be deposited into the Spread Account in accordance with
Section 4.10(e), in the following amount.......................  $______________
---------------

     Pursuant to Section 4.11, the Servicer does hereby instruct the Indenture
                 ------------
Trustee to withdraw from the Spread Account an amount equal to a deficiency in Class C Monthly Interest up to the Available Spread Account Amount, in the
following amount...............................................  $______________


II.  INSTRUCTIONS TO MAKE CERTAIN PAYMENTS

          Pursuant to Section 5.2, the Servicer does hereby instruct the
                      -----------
Indenture Trustee or the Paying Agent as the case may be, to pay in accordance with Section 5.2 from the Collection Account or the Principal Funding Account,
     -----------
as applicable, on _______________, which date is a Distribution Date under the Indenture Supplement, the following amounts:

     A.   Pursuant to Subsection 5.2(a):
          -----------------------------

     Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A Notes pursuant to the Indenture Supplement
 ...............................................................  $______________

     B.   Pursuant to Subsection 5.2(b):
          -----------------------------

     Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class A Notes pursuant to the Indenture Supplement
 ...............................................................  $______________

     C.   Pursuant to Subsection 5.2(c):
          -----------------------------

     Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes pursuant to the Indenture Supplement
 ...............................................................  $______________

     D.   Pursuant to Subsection 5.2(d):
          -----------------------------

     Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class B Notes pursuant to the Indenture Supplement
 ...............................................................  $______________

     E.   Pursuant to Subsection 5.2(e):
          -----------------------------

     Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest of the Class C Notes pursuant to the Indenture Supplement, including amounts held by the Paying Agent with respect to amounts withdrawn from the Spread Account
 ...............................................................  $______________

     F.   Pursuant to Subsection 5.2(f):
          -----------------------------

     Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal on the Class C Notes pursuant to the Indenture Supplement
 ...............................................................  $______________

     IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ___________day of________________, 200__.

                                        FIRST CONSUMERS NATIONAL BANK,
                                        as Servicer


                                        By: ___________________________________
                                               Name:
                                               Title:

                                   EXHIBIT C

                    FORM OF MONTHLY NOTEHOLDERS' STATEMENT

                 FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST
                                 SERIES 2001-A

     Pursuant to the Master Indenture, dated as of March 1, 2001 (as amended and supplemented, the "Indenture") between First Consumers Credit Card Master Note
                   ---------
Trust (the "Issuer") and The Bank of New York, as indenture trustee (the
            ------
"Indenture Trustee"), as supplemented by the Series 2001-A Indenture Supplement
------------------
(the "Indenture Supplement"), dated as of March 1, 2001, between the Issuer and
      --------------------
the Indenture Trustee, First Consumers National Bank, as Servicer (the

"Servicer") under the Transfer and Servicing Agreement, dated as of March 1,
 --------
2001 (the "Transfer and Servicing Agreement") between the Servicer and the
           --------------------------------
Issuer is required to prepare certain information each month regarding current distributions to the Series 2001-A Noteholders and the performance of the Trust during the previous month. The information required to be prepared with respect to the Distribution Date of _________________, and with respect to the performance of the Trust during the month of ________ is set forth below. Capitalized terms used herein are defined in the Indenture and the Indenture Supplement.

A.   Information regarding distributions in respect of the Class A Notes

     1.   The total amount of the distribution
          in respect of Class A Notes.......................  $________________

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of principal of the
          Class A Notes.....................................  $________________

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Notes.................................  $________________

     4.   The total amount of the distribution
          in respect of Class B Notes.......................  $________________

     5.   The amount of the distribution set forth in
          paragraph 4 above in respect of principal of the
          Class B Notes.....................................  $________________

     6.   The amount of the distribution set forth in
          paragraph 4 above in respect of interest on
          the Class B Notes.................................  $________________

     7.   The total amount of the distribution
          in respect of Class C Notes.......................  $________________

     8.   The amount of the distribution set forth in
          paragraph 7 above in respect of principal of the
          Class C Notes.....................................  $________________

     9.   The amount of the distribution set forth in
          paragraph 7 above in respect of interest on
          the Class C Notes.................................  $________________


RECEIVABLES -

Beginning of the Month Principal Receivables:                    $____________
Beginning of the Month Finance Charge Receivables:               $____________
Beginning of the Month Discount Option Receivables:              $____________
Beginning of the Month Total Receivables:                        $____________

Removed Principal Receivables:                                   $____________
Removed Finance Charge Receivables:                              $____________
Removed Total Receivables:                                       $____________

Additional Principal Receivables:                                $____________
Additional Finance Charge Receivables:                           $____________
Additional Total Receivables:                                    $____________

Discount Option Receivables Generated this Period:               $____________
Net Recoveries for month of __________ 200_                      $____________
End of the Month Principal Receivables:                          $____________
End of the Month Finance Charge Receivables:                     $____________
End of the Month Discount Option Receivables:                    $____________
End of the Month Total Receivables:                              $____________

Excess Funding Account Balance:                                  $____________
Aggregate Principal Balance:                                     $____________
Minimum Aggregate Principal Balance:                             $____________
End of the Month Seller Amount:                                  $____________
Minimum Seller Amount:                                           $____________

DELINQUENCIES AND LOSSES -
End of the Month Delinquencies:                                  RECEIVABLES
                                                                 -----------
     30-59 Days Delinquent                                       $____________
     60-89 Days Delinquent                                       $____________
     90+ Days Delinquent                                         $____________


     Total 30+ Days Delinquent                                   $____________

Defaulted Receivables During the Month                           $____________

NOTE PRINCIPAL BALANCES -
     Class A Note Principal Balance                              $____________
     Class B Note Principal Balance                              $____________
     Class C Note Principal Balance                              $____________

SERIES 2001-A INFORMATION

     INVESTOR PERCENTAGE                                          ____________%
     AVAILABLE FINANCE CHARGE COLLECTIONS                        $____________
     INVESTOR DEFAULT AMOUNT                                     $____________
     INVESTOR UNCOVERED DILUTION AMOUNT                          $____________
     MONTHLY SERVICING FEES                                      $____________

     AVAILABLE PRINCIPAL COLLECTIONS                             $____________
     EXCESS FINANCE CHARGE COLLECTIONS                           $____________
     SHARED PRINCIPAL COLLECTIONS                                $____________
     RESERVE ACCOUNT BALANCE                                     $____________
     SPREAD ACCOUNT BALANCE                                      $____________

APPLICATION OF COLLECTIONS -

CLASS A MONTHLY INTEREST                                         $____________
CLASS B MONTHLY INTEREST                                         $____________
CLASS C MONTHLY INTEREST                                         $____________
NET SWAP PAYMENT                                                 $____________
MONTHLY SERVICING INTEREST                                       $____________
INVESTOR DEFAULT AMOUNT                                          $____________
INVESTOR UNCOVERED DILUTION AMOUNT                               $____________
INVESTOR CHARGE OFFS AND REALLOCATED
     PRINCIPAL COLLECTIONS NOT
     PREVIOUSLY REIMBURSED                                       $____________
AMOUNTS TO BE DEPOSITED IN THE
     RESERVE ACCOUNT                                             $____________
AMOUNTS TO BE DEPOSITED
     IN THE SPREAD ACCOUNT                                       $____________

EXCESS FINANCE CHARGES COLLECTIONS --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS
     FOR ALL ALLOCATION SERIES                                   $____________


SHARED PRINCIPAL COLLECTIONS --

TOTAL SHARED PRINCIPAL COLLECTIONS

     FOR ALL ALLOCATION SERIES                                   $____________


YIELD AND BASE RATE -


     Base Rate (Current Month)           ____________%
     Base Rate (Prior Month)             ____________%
     Base Rate (Two Months Ago)          ____________%

THREE MONTH AVERAGE BASE RATE                                    ___________%

     Portfolio Yield (Current Month)     ____________%
     Portfolio Yield (Prior Month)       ____________%
     Portfolio Yield (Two Months Ago)    ____________%

THREE MONTH AVERAGE PORTFOLIO YIELD                              ____________%

PRINCIPAL COLLECTIONS -

MONTHLY PRINCIPAL                                                ____________%

PRINCIPAL ACCUMULATION ACCOUNT BALANCE                           $____________
SERIES 2001-A PRINCIPAL SHORTFALL                                $____________
SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM
     OTHER PRINCIPAL SHARING SERIES                              $____________

INVESTOR CHARGE OFFS AND REDUCTIONS -

INVESTOR CHARGE OFFS                                             $____________
REALLOCATED PRINCIPAL COLLECTIONS                                $____________

REDUCTIONS IN COLLATERAL AMOUNT (OTHER THAN
     BY PRINCIPAL PAYMENTS)                                      $____________
REDUCTIONS IN COLLATERAL AMOUNT DUE TO
     APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS
     AS SHARED PRINCIPAL COLLECTIONS                             $____________
PREVIOUS REDUCTIONS IN COLLATERAL AMOUNT
     REIMBURSED                                                  $____________



                              __________________________________________
                              as Paying Agent


                              By:_______________________________________
                                 Name:
                                 Title:

(Multicurrency--Cross Border)

                                  ISDA (R) 1992
                  International Swap Dealers Association, Inc.
                                MASTER AGREEMENT

                      dated as of-------------------------

DEUTSCHE BANK AG, NEW YORK      and     FIRST CONSUMERS CREDIT CARD
BRANCH                                  MASTER NOTE TRUST



---------------------------------       ----------------------------------------

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.   Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   Obligations

(a)  General Conditions.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii)  Each obligation of each party under Section 2(a)(i) is subject to
     (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

       Copyright(C)1992 by International Swap Dealers Association, Inc.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)  Netting.  If on any date amounts would otherwise be payable:--

     (i)  in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)  Deduction or Withholding for Tax.

     (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

               (1) promptly notify the other party ("Y") of such requirement;

               (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

               (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

               (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                   (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                   (B) the failure of a representation made by Y pursuant to
Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

     (ii) Liability. If:--

               (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

               (2) X does not so deduct or withhold; and

               (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)  Basic Representations.

     (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii)   any other documents specified in the Schedule or any Confirmation;
     and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

     (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii)  Credit Support Default.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
            (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

     (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.   Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(l), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)  Right to Terminate Following Termination Event.

     (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii)   Transfer to Avoid Termination Event. If either an Illegality under
     Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv)   Right to Terminate. If:--

            (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)  Effect of Designation.

     (i)    If notice designating an Early Termination Date is given under
     Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)  Calculations.

     (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs. the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) Events of Default. If the Early Termination Date results from an Event of Default:--

          (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

       Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

       (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event:--

          (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2)  Two Affected Parties. If there are two Affected Parties:--

               (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

          If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   Contractual Currency
(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into this Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  Counterparts and Confirmations.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:-- (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii)  if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)  in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

DEUTSCHE BANK AG, NEW YORK BRANCH                  FIRST CONSUMERS CREDIT CARD
                                                   MASTER NOTE TRUST
------------------------------------------         ----------------------------------------------------
             (Name of Party)                                          (Name of Party)
                                                   By: Bankers Trust Company, not in its individual
                                                   capacity, but solely as owner trustee

By: ______________________________________         By: ________________________________________________

Name:                                              Name:

Title:                                             Title:

Date:                                              Date:

(Multicurrency--Cross Border)
                                   ISDA (R)

                 International Swap Dealers Association, Inc.

                                   SCHEDULE

                                    to the

                               Master Agreement

                           dated as of ____________


between   DEUTSCHE BANK AG, NEW          and     FIRST CONSUMERS CREDIT CARD
          YORK BRANCH                            MASTER NOTE TRUST
             ("Party A")                           ("Party B")

                        PART 1: Termination Provisions
                                ----------------------
(a) "Indenture" means the Master Indenture dated as of March 1, 2001, between First Consumers Credit Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee, as supplemented by the Series 2001-A Indenture Supplement dated as of March 1, 2001, between First Consumers Credit Card Master Note Trust, as the Issuer or the Trust, and The Bank of New York, as the Indenture Trustee, in each case, as amended, modified, supplemented, restated or replaced from time to time.

(b)   "Specified Entity" means in relation to Party A for the purpose of:-

      Section 5(a)(v)  (Default under Specified Transaction),  none;

      Section 5(a)(vi) (Cross Default),                        none;

      Section 5(a)(vii) (Bankruptcy),                          none; and

      Section 5(b)(iv) (Credit Event Upon Merger),             none;

      in relation to Party B for the purpose of:-

      Section 5(a)(v) (Default under Specified Transaction)    none;

      Section 5(a)(vi) (Cross Default),                        none;

      Section 5(a)(vii) (Bankruptcy),                          none; and

      Section 5(b)(iv) (Credit Event Upon Merger),             none.

(c)   "Specified Transaction" will have the meaning specified in Section 14.

(d) The "Breach of Agreement" provisions of Section 5(a)(ii), the "Misrepresentation" provisions of Section 5(a)(iv), and the "Default under Specified Transactions" provisions of Section 5(a)(v) will not apply to Party B. The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A or Party B.

(e)   The "Credit Event Upon Merger" provisions of Section 5(b)(iv)
             will not apply to Party A
             will not apply to Party B.

(f)   The "Automatic Early Termination" provision of Section 6(a)
             will not apply to Party A
             will not apply to Party B.

(g)   Payments on Early Termination.  For the purpose of Section 6(e):

      (i)    Market Quotation will apply.

      (ii)   The Second Method will apply.

(h)   "Termination Currency" means United States Dollars.

(i)   Additional Termination Event; Redemption of the Secured Notes.

             (a) Party B shall, as provided in the Indenture, direct the Indenture Trustee to notify Party A if notice is given pursuant to the Indenture of a redemption by Party B of all of the Notes (any such redemption by Party B of all of the Notes, a "Redemption Event").

             (b) If a Redemption Event occurs it shall be an Additional Termination Event for which Party B shall be the sole Affected Party and each Transaction shall be terminated in full.

             (c) If a Redemption Event is to occur, an Early Termination Date in respect of each Transaction shall be deemed to occur on the Distribution Date in respect of such Redemption Event. Any Settlement Amount payable in respect of such Redemption Event shall be paid, in the case of Party A and Party B, on the date of such Early Termination Date; provided that no such payments shall be made by Party B until the Note Principal Balance (as defined in the Indenture Supplement) has been reduced to zero.

             (d) Any change or amendment to the Indenture that affects the rights of Party A.

(j) Unauthorized Amendments. Party B shall deliver to Party A a copy of any proposed Supplemental Indenture.

(k) Downgrade of Party A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall, within 5 Local Business Days of such Ratings Event, (A) give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer Party A's rights and obligations under the Agreement and all Confirmations to another party, subject to satisfaction of the Rating Agency Condition (as defined below), and at the cost of Party A. Unless such a transfer by Party A has occurred within 20 Local Business Days after the occurrence of a Ratings Event, Party B shall demand that Party A post Eligible Collateral on a mark-to-market basis, to secure Party B's exposure, if any, to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 10 Local Business Days of Party B's demand therefor. The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations to an acceptable third party; provided, however, that Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A. For the purpose of this Part 1(k), a "Ratings Event" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A cease to be at least A+ and A-1 by Standard & Poor's Ratings Service or any successor thereto ("S&P"), at least A1 and P-1 by Moody's Investors Service, Inc. or any successor thereto ("Moody's"), or at least A+ and F-1 by Fitch Ratings, Inc. or any successor thereto ("Fitch"), to the extent such obligations are rated by S&P, Moody's or Fitch. "Rating Agency Condition" has the meaning specified in the Indenture defined in Part 1(a) of this Schedule.

      The failure by Party A to post Eligible Collateral in accordance herewith shall constitute an Event of Default with Party A as the Defaulting Party.

                          PART 2: Tax Representations
                                  -------------------
(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representation:-

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (x) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (y) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (z) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (y) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B will make the following representations specified below, if any:- none

                    PART 3: Agreement to Deliver Documents
                            ------------------------------
For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents:

(a)   Tax forms, documents or certificates to be delivered are:

      Party         Form/Document/Certificate      Date by which to be delivered
      required to
      deliver
      document
      ------------  -----------------------------  -----------------------------
      Party A and   Any form, document or          Upon request
      Party B       certificate as may be
                    requested pursuant to
                    Section 4(a)(iii) of
                    this Agreement.

      Party B       An executed United States      (i) As soon as reasonably
                    Internal Revenue Service       practicable after execution
                    Form W-9 (or any successor     of this Agreement, (ii)
                    thereto), as applicable.       promptly  upon reasonable
                                                   demand by Party A and (iii)
                                                   promptly upon learning that
                                                   any such form previously
                                                   provided by Party B has
                                                   become obsolete or incorrect.

(b)   Other documents to be delivered are:-

   Party            Form/Document/Certificate      Date by        Covered by
   required to                                     which to be    Section 3(d)
   deliver                                         delivered      Representation
   document
   ---------------  -----------------------------  ------------ ----------------
   Party B          Annual Report of Party         As soon as     Yes
                    B and of any Credit Support    available and
                    Provider thereof containing    in any event
                    audited financial statements   within 120
                    certified independent          days after the
                    certified public accountants   end of each
                    and prepared in accordance     fiscal year of
                    with generally accepted        Party B and of
                    accounting principles in the   the Credit
                    country in which such party    Support Provider
                    and such Credit Support
                    Provider is organized

   Party B          Monthly Reports of Party B and                            As soon as                Yes
                    quarterly unaudited financial                             available and in
                    statements of any Credit Support                          any event within
                    Provider thereof containing financial                     30 days after the
                    statements of such party's fiscal                         end of each fiscal
                    quarter prepared in accordance with                       quarter of Party B
                    generally accepted accounting                             and of the Credit
                    principles in the country in which                        Support Provider
                    such Credit Support Provider is
                    organized

   Party B          A duly executed copy of the Credit                        At or within              No
                    Support Document specified in Part 4                      thirty days after
                    of the Schedule or in any Confirmation                    execution hereof

   Party A and      Certified copies of all corporate                         Upon execution and        Yes
   Part B           authorizations, an opinion that the                       delivery of this
                    Agreement is enforceable, and any Agreement other
                    documents with respect to the execution, delivery and
                    performance of this Agreement and the Indenture.

   Party A and      Certificate of authority and specimen                     Upon execution and        Yes
   Party B          signatures of individuals executing                       delivery of this
                    this Agreement, any Credit Support                        Agreement and
                    Document and any Confirmations                            thereafter upon
                                                                              request of the
                                                                              other party


                             PART 4: Miscellaneous
                                     -------------

(a)   Address for Notices.  For the purpose of Section 12(a) of this Agreement:-

      (i) All notices to Party A under Sections 5 or 6 (other than notices under Section 5(a)(i)) shall be sent to:

            Deutsche Bank AG, Head Office
            Taunusanlage 12
            60262 Frankfurt
            GERMANY
            Attention: Legal Department
            Telex No:  411836 or 416731 or 41233
            Answerback: DBF-D

          (ii) All notices to Party A (other than those provided for in paragraph (i) above) shall be sent directly to the office through which Party A is acting for the relevant Transaction, using the address and contact particulars specified in the Confirmation for the purposes of confirming that Transaction. If no such particulars are so specified, such notices shall be sent to the address of the relevant office set out below:

             Where Party A is acting through its
             New York Branch:

             Deutsche Bank AG, New York Branch
             31 W. 52nd Street
             New York, New York 10019
             USA
             Attn: Swap Group
             Tel: (1)(212) 469-4338
             Fax: (1)(212) 469-4654
             Telex: 429166
             Answerback: DEUTNYK


          Address for notice or communications to Party B:

           First Consumers Credit Card Master Note Trust
           c/o Bankers Trust Company
           Four Albany Street, 10/th/ Floor
           New York, NY  10006
           Attention: Corporate Trust & Agency Services
           Telephone No.: 212-250-6323
           Facsimile No.: 212-250-6439

           With a copy to:

           John R. Steele, Treasurer
           Spiegel, Inc.
           3500 Lacey Road
           Downers Grove, IL 60515-5432
           Telephone No.: 630-769-3250
           Facsimile No.: 630-769-3750

(b)       Process Agent.  For the purpose of Section 13(c):

          Party A appoints as its Process Agent:  Not applicable.

          Party B appoints as its Process Agent:  Not applicable.

(c)       Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)      Multibranch Party. For the purpose of Section 10 of this Agreement:-

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      Calculation Agent.  The Calculation Agent is Party A.

(f)      Credit Support Document.  Details of any Credit Support Document:

         Not applicable.

(g)      Credit Support Provider.

         Credit Support Provider means in relation to Party A:   Not applicable.

         Credit Support Provider means in relation to Party B:   Not applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its conflict of laws doctrine, other than Section 5-1401 of the General Obligations Law).

(i) Amendments. Any amendments to the Agreement, Schedule and/or Confirmation shall be subject to the Rating Agency Condition.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.


                           PART 5: Other Provisions
                                   ----------------

(a) Additional Agreements. Party A agrees that it shall not enter a transaction of the type referred to in 5(a)(viii) (Merger Without Assumption) where the resulting, surviving or transferee entity fails to assume all of the obligations of Party A hereunder.

(b) Delivery of Confirmations. For each Transaction entered into hereunder, Party A shall promptly send to Party B a Confirmation via facsimile transmission. Party B agrees to respond to such Confirmation within two
         (2) Local Business Days, either confirming agreement thereto or requesting a correction of any error(s) contained therein. Failure by Party A to send a Confirmation or of Party B to respond within such period shall not affect the validity or enforceability of such Transaction. Absent manifest error, there shall be a presumption that the terms contained in such Confirmation are the terms of the Transaction.

(c) Recording of Conversations. Each party to this Agreement acknowledges and agrees to the tape recording of conversations between trading and marketing personnel of the parties to this Agreement whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement.

(d) Furnishing Specified Information. Section 4(a)(iii) is hereby amended by inserting "promptly upon the earlier of (i)" in lieu of the word "upon" at the beginning thereof and inserting "or (ii) such party learning that the form or document is required" before the word "any" on the first line thereof.

(e) Notice by Facsimile Transmission. Section 12(a) is hereby amended by inserting the words "2(b)," between the word "Section" and the number "5" and inserting the words "or 13(c)" between the number "6" and the word "may" in the second line thereof.

(f) Section 3(a) of this Agreement is amended by (i) deleting the word "and" at the end of clause (iv); (ii) deleting the period at the end of clause (v) and inserting therein "; and " ; and (iii) by inserting the following additional representation:

                  "(vi) Eligible Contract Participant. It is an `eligible contract participant' as defined under the Commodity Exchange Act, Section 1(a)(12)."

(g) Section 3 is revised so as to add the following Section (g) at the end thereof:

         "(g) Relationship Between Parties. Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

                  (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

                  (ii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

                  (iii) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction."

(h) Waiver of Right to Trial by Jury. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(i)      [Reserved.]

(j) Non-Petition. Party A hereby agrees that it will not, prior to the date which is one year and one day after all Series 2001-A Notes issued by Party B pursuant to the Indenture have been paid in full, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of Party B. Nothing herein shall prevent Party A from participating in any such proceeding once commenced.

(l) Limited Recourse. The obligations of Party B under this Agreement are limited recourse obligations of Party B, payable solely from the Trust Estate (as such term is defined in the Indenture), subject to and in accordance with the terms of the Indenture, and, following realization of the Trust Estate, any claims of Party A against Party B shall be extinguished. No recourse shall be had for the payment of any amount owing in respect of this Agreement against the trustee, or any officer, member, director, employee, security holder or incorporator thereof (each, an "Affiliated Person") of Party B or its successors or assigns for any amounts payable under this Agreement. It is understood that the foregoing provisions shall not (i) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate (subject to the priority of payments set forth in the Indenture), or (ii) constitute a waiver, release or discharge of any obligation of Party B arising under this Agreement until the Trust Estate have been realized and the proceeds applied in accordance with the Indenture, whereupon any outstanding obligation of Party B under this Agreement shall be extinguished.

(m) Transfer. Section 7 of the Agreement is supplemented by the additional requirement that any transfer or assignment by Party A of its obligations under the Agreement (including any Confirmation), and any amendments to the Agreement (including any Confirmation), shall be subject to the Rating Agency Condition. Party A consents to the pledge and assignment by Party B of its rights and obligations hereunder and under any Transaction to the Indenture Trustee pursuant to the Indenture.

(n) Events of Default. (i) Section 5(a)(i) of the Agreement is amended by substituting the following therefor: "Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it within five days of the date due under this Agreement and, upon at least one Business Days' prior notice to the other party."

Accepted and agreed:

DEUTSCHE BANK AG, NEW YORK                   FIRST CONSUMERS CREDIT CARD
BRANCH                                       MASTER NOTE TRUST

                                             By Bankers Trust Company, not in
                                             its individual capacity, but solely
                                             as Owner Trustee
By:..........................
   Name:                                     By:..............................
   Title:                                       Name:
                                                Title:

By:..........................
   Name:
   Title:

                                    CLASS A
                CONFIRMATION FOR U.S. DOLLAR INTEREST RATE SWAP
                    TRANSACTION UNDER 2001 MASTER AGREEMENT

Date:                                                  Our ref:     637970
To:        First Consumers Credit Card Master Note     From:        Deutsche Bank AG, New York Branch
           Trust                                                    31 West 52/nd/ Street
           c/o Bankers Trust Company                                New York, NY 10019
           Four Albany Street, 10/th/ Floor
           New York, NY 10006
Attn:      Corporate Trust & Agency Services           Contact:     [             ]
Fax No:    (212) 250-6439                              Fax No:      (212) 469-7210
Tel No:    (212) 250-6323                              Tel No:      (212) 469-5000


Dear Sir/Madam,

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between First Consumers Credit Card Master Note Trust and Deutsche Bank AG, New York Branch (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

       The definitions and provisions contained in the 1991 ISDA Definitions, as amended by the 1998 Supplement thereto (each as published by the International Swaps and Derivatives Association, Inc., the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the
Definitions and this Confirmation, this Confirmation will govern.   Capitalized
terms used herein and not otherwise defined have the meanings set forth in the Definitions or the Indenture dated as of March 1, 2001, between Party B and The Bank of New York, as indenture trustee (the "Indenture") as supplemented by the Indenture Supplement, dated as of March 1, 2001 (the "Indenture Supplement," and together with the Indenture, the "Indenture").

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (including the Schedule thereto) dated as of March 6, 2001, as amended and supplemented from time to time (the "Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     In this Confirmation "Party A" means Deutsche Bank AG, New York Branch and "Party B" means First Consumers Credit Card Master Note Trust.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Notional Amount:     Initially, USD_____________ and thereafter an amount
                          equal for each Calculation Period to the Class A Note
                          Principal Balance (as defined in the Indenture
                          Supplement) at the end of the first day of that Calculation Period.
     Trade Date:

     Effective Date:

     Termination Date:                    The earlier of (i) September 15, 2008, subject to
                                          adjustment in accordance with the Following Business
                                          Day Convention, and (ii) the date on which the Class A
                                          Note Principal Balance (as defined in the Indenture
                                          Supplement) is reduced to zero, subject to early
                                          termination in accordance with the terms of the
                                          Agreement.  In accordance with the Indenture
                                          Supplement, the Class A Expected Principal Distribution
                                          Date is February 15, 2006, subject to the Following
                                          Business Day Convention.

    Fixed Amounts:

     Fixed Rate Payer:                    Party B

     Fixed Rate Payer Payment Dates:      The 15/th/ of each month commencing April 16, 2001 and
                                          ending on the Termination Date, subject to adjustment
                                          in accordance with the Following Business Day
                                          Convention

     Fixed Rate:                          5.665% per annum

     Fixed Rate Day Count Fraction:       Actual/360

    Floating Amounts:

     Floating Rate Payer:                 Party A

     Floating Rate Payer Payment Dates:   The 15/th/  of each month commencing April 16, 2001 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

     Floating Rate for initial
     Calculation Period:                  LIBOR rate

     Floating Rate Option:                USD-LIBOR-BBA

     Designated Maturity:                 1 Month, including initial Calculation Period.

     Spread:                              None

     Floating Rate Day Count Fraction:    Actual/360

     Reset Dates:                         First day of each Calculation Period

     Business Days:                       New York, Portland, Oregon, and Chicago, Illinois

     Calculation Agent:                   Party A


3.  Additional Amounts Upon Partial Termination

          On any Payment Date prior to the Class A Expected Principal Distribution Date (as defined in the Indenture Supplement), where as a result of principal payments on the Class A Notes (as defined in the Indenture Supplement), the Notional Amount would be reduced by the corresponding reduction in the Class A Note Principal Balance (as defined in the Indenture Supplement), the parties hereto shall treat the portion of such reduction (without duplication) as terminated on such Payment Date (a "Terminated Transaction"). Party A shall calculate the Market Quotation for the Terminated Transaction as set forth below.

          "Market Quotation" means, with respect to a Terminated Transaction, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to Party A (expressed as a negative number) or by Party A (expressed as a positive number) in consideration of an agreement between Party A and the quoting Reference Market-maker to enter into such Terminated Transaction (with the same fixed and floating payment rates and remaining term as this Transaction) on the relevant Payment Date. Party A will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable prior to the relevant Payment Date. The day and time as of which those quotations are to be obtained will be selected in good faith by Party A. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, Party A will determine the Market Quotation in good faith. Notwithstanding the foregoing, Party A shall be the sole Reference Market-maker unless: (a) the reduction in the Notional Amount of the Transaction is equal to or greater than $50 million on such Payment Date, and (b) the Servicer or the Indenture Trustee requests that quotations from Reference Market-makers other than Party A are utilized.

          If the amount so determined by Party A in respect of a Terminated Transaction is positive, Party B shall owe such amount to Party A, which shall be payable (with interest thereon accruing from such Payment Date and calculated at the Fixed Rate) on the next Distribution Date to the extent provided in the Indenture; provided that no such payments shall be made by Party B until the Note Principal Balance (as defined in the Indenture Supplement) has been reduced to zero. If such amount is negative, Party A shall owe such amount to Party B, which shall be payable (with interest accruing from such Payment Date and calculated at the Floating Rate) on the Termination Date, net of any amounts payable by Party B to Party A.

4.        Credit Support Documents:      None.

5.        Account Details:

          Account for payments to        Name: Deutsche Bank AG, New York Branch
          Party A:
                                         City: New York

                                         ABA# 026003780

                                         Ref: Interest Rate Swap

                                         Acct: 100440170004

         Account for payments to         The Bank of New York
         Party B:                        ABA #

                                         Name: First Consumers Credit Card
                                         Master Note Trust
                                               Collection Account
                                         Acct:
6.        Offices:

          The Office of Party A for
          this Transaction is:           New York, NY

          The Office of Party B for
          this Transaction is:           New York, NY



           Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Michael Campbell (fax no. (212) 669-1592).

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Deutsche Bank AG, New York Branch       Accepted and confirmed as of the date
                                        first written:

                                        First Consumers Credit Card Master Note
                                        Trust, By Bankers Trust Company, not in
By: _____________________________       its individual capacity, but solely as
                                        Owner Trustee

Name:
Title:

By: _____________________________       By: ____________________________________
Name:                                   Name and Title:

Title:

                                    CLASS B
                CONFIRMATION FOR U.S. DOLLAR INTEREST RATE SWAP
                    TRANSACTION UNDER 2001 MASTER AGREEMENT

Date:                                                Our ref:
To:        First Consumers Credit Card Master Note   From:        Deutsche Bank AG, New York Branch
           Trust                                                  31 West 52/nd/ Street
           c/o Bankers Trust Company                              New York, NY 10019
           Four Albany Street, 10/th/ Floor
           New York, NY 10006
Attn:      Corporate Trust & Agency Services         Contact:     [             ]
Fax No:    (212) 250-6439                            Fax No:      (212) 469-7210
Tel No:    (212) 250-6323                            Tel No:      (212) 469-5000


Dear Sir/Madam,

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between First Consumers Credit Card Master Note Trust and Deutsche Bank AG, New York Branch (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

       The definitions and provisions contained in the 1991 ISDA Definitions, as amended by the 1998 Supplement thereto (each as published by the International Swaps and Derivatives Association, Inc., the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Definitions or the Indenture dated as of March 1, 2001, between Party B and The Bank of New York, as indenture trustee (the "Indenture") as supplemented by the Indenture Supplement, dated as of March 1, 2001 (the "Indenture Supplement," and together with the Indenture, the "Indenture").

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (including the Schedule thereto) dated as of March 6, 2001, as amended and supplemented from time to time (the "Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     In this Confirmation "Party A" means Deutsche Bank AG, New York Branch and "Party B" means First Consumers Credit Card Master Note Trust.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Notional Amount:      Initially, USD____________ and thereafter an amount
                           equal for each Calculation Period to the Class B Note
                           Principal Balance (as defined in the Indenture
                           Supplement) at the end of the first day of that Calculation Period.

     Trade Date:

     Effective Date:

     Termination Date:             The earlier of (i) September 15, 2008,
                                   subject to adjustment in accordance with the Following Business Day Convention, and (ii) the date on which the Class B Note Principal
                                   Balance (as defined in the Indenture
                                   Supplement) is reduced to zero, subject to early termination in accordance with the terms of the Agreement. In accordance with the Indenture Supplement, the Class B
                                   Expected Principal Distribution Date is March
                                   15, 2006, subject to the Following Business
                                   Day Convention.
    Fixed Amounts:

     Fixed Rate Payer:             Party B

     Fixed Rate Payer Payment      The 15/th/ of each month commencing April 16,
     Dates:                        2001 and ending on the Termination Date,
                                   subject to adjustment in accordance with the Following Business Day Convention

     Fixed Rate:                   5.670% per annum

     Fixed Rate Day Count          Actual/360
     Fraction:

    Floating Amounts:

     Floating Rate Payer:          Party A

     Floating Rate Payer           The 15/th/ of each month commencing April 16,
     Payment Dates:                2001 and ending on the Termination Date,
                                   subject to adjustment in accordance with the Following Business Day Convention.

     Floating Rate for initial
     Calculation Period:           LIBOR rate

     Floating Rate Option:         USD-LIBOR-BBA

     Designated Maturity:          1 Month

     Spread:                       None

     Floating Rate Day Count       Actual/360
     Fraction:

     Reset Dates:                  First day of each Calculation Period

     Business Days:                New York, Portland, Oregon, and Chicago,
                                   Illinois

     Calculation Agent:            Party A


3.  Additional Amounts Upon Partial Termination

          On any Payment Date prior to the Class B Expected Principal Distribution Date (as defined in the Indenture Supplement), where as a result of principal payments on the Class B Notes (as defined in the Indenture Supplement), the Notional Amount would be reduced by the corresponding reduction in the Class B Note Principal Balance (as defined in the Indenture Supplement), the parties hereto shall treat the portion of such reduction (without duplication) as terminated on such Payment Date (a "Terminated Transaction"). Party A shall calculate the Market Quotation for the Terminated Transaction as set forth below.

          "Market Quotation" means, with respect to a Terminated Transaction, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to Party A (expressed as a negative number) or by Party A (expressed as a positive number) in consideration of an agreement between Party A and the quoting Reference Market-maker to enter into such Terminated Transaction (with the same fixed and floating payment rates and remaining term as this Transaction) on the relevant Payment Date. Party A will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable prior to the relevant Payment Date. The day and time as of which those quotations are to be obtained will be selected in good faith by Party A. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, Party A will determine the Market Quotation in good faith. Notwithstanding the foregoing, Party A shall be the sole Reference Market-maker unless: (a) the reduction in the Notional Amount of the Transaction is equal to or greater than $50 million on such Payment Date, and (b) the Servicer or the Indenture Trustee requests that quotations from Reference Market-makers other than Party A are utilized.

          If the amount so determined by Party A in respect of a Terminated Transaction is positive, Party B shall owe such amount to Party A, which shall be payable (with interest thereon accruing from such Payment Date and calculated at the Fixed Rate) on the next Distribution Date to the extent provided in the Indenture; provided that no such payments shall be made by Party B until the Note Principal Balance (as defined in the Indenture Supplement) has been reduced to zero. If such amount is negative, Party A shall owe such amount to Party B, which shall be payable (with interest accruing from such Payment Date and calculated at the Floating Rate) on the Termination Date, net of any amounts payable by Party B to Party A.

4.        Credit Support Documents:          None.

5.        Account Details:

          Account for payments to            Name: Deutsche Bank AG, New York
          Party A:                           Branch

                                             City: New York

                                             ABA# 026003780

                                             Ref: Interest Rate Swap

                                             Acct: 100440170004

          Account for payments to            The Bank of New York
          Party B:                           ABA #
                                             Name: First Consumers Credit Card
                                             Master Note

                                             Trust
                                                  Collection Account
                                             Acct:

6.        Offices:

          The Office of Party A for
          this Transaction is:
                                             New York, NY

          The Office of Party B for
          this Transaction is:
                                             New York, NY


           Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Michael Campbell (fax no. (212) 669-1592).

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Deutsche Bank AG, New York Branch       Accepted and confirmed as of the date
                                        first written:

                                        First Consumers Credit Card Master
                                        Note Trust, By Bankers Trust Company,
By: _____________________________       not in its individual capacity, but
                                        solely as Owner Trustee

Name:
Title:


By: _____________________________       By: __________________________________
Name:                                   Name and Title:

Title: